INDUSTRIAL LEASE AGREEMENT

Date:       March 13,2002

                between

                CP-COPPELL INDUSTRIAL, LTD.,

                a Texas Limited Partnership

                and

                ALADDIN MANUFACTURING CORPORATION,

                a Delaware corporation

                TABLE OF CONTENTS

Page

ARTICLE I	1
DEFINITIONS	1
ARTICLE II	1
LEASE GRANT	1
Section 2.1 Premises	1
Section2.2Permitted Encumbrances	2
CONSTRUCTION OF LEASEHOLD IMPROVEMENTS	2
Section 3.1 Design Criteria	2
Section 3.2 Leasehold Improvements	2
Section 3.3 Construction Guaranty	3
ARTICLE IV	3
RENT	3
Section 4.1 Payment of Rent	3
Section 4.2 Periodic Payment of Reimbursable Expenses; Adjustments	4
Section 4.3 Rent Adjustment	4
Section 4.4 [INTENTIONALLY OMITTED]	4
Section 4.5 Survival of Obligations	4
Section 4.6 Delinquent Payments	4
Section 4.7 Independent Obligations	4
ARTICLE V	5
OTHER ASSESSMENTS	5
Section 5.1 Payment of Impositions	5
Section 5.2 Other Impositions	5
Section 5.3 Landlord's Right to Contest	5
Section 5.4 Landlord's Covenants	5
ARTICLE VI	6
UTILITIES	6
ARTICLE VII	6
USE; COMPLIANCE WITH LAWS	6
Section 7.1 Permitted Use	6
Section 7.2 Hazardous Materials	6
Section 7.3 Compliance with Laws and Ordinances	7
Section 7.4 Compliance with Permitted Encumbrances	8
ARTICLE VIII	8
REPAIRS AND MAINTENANCE	8
Section 8.1 By Landlord	8
Section 8.2 By Tenant	8
Section 8.3 Prohibition Against Waste	8
Section 8,4 Landlord's Right to Effect Repairs	8
Section 8.5 Misuse or Neglect	9
Section 8.6 Maintenance/Service Contracts	9
Section 8.7 Common Area	9
ARTICLE IX
ALTERATIONS AND IMPROVEMENTS	10
ARTICLE X	10
INDEPENDENT OBLIGATIONS	10
ARTICLE XI	11
ASSIGNMENT AND SUBLETTING	11
ARTICLE XII	11
LIABILITY	11
ARTICLE XIII	12
MORTGAGES	12
ARTICLE XIV	12
INSPECTION	12
ARTICLE XV	12
INSURANCE; WAIVER OF SUBROGATION	12
ARTICLE XVI	13
DESTRUCTION AND RESTORATION	13
ARTICLE XVII	13
CONDEMNATION	13
ARTICLE XVIII	14
HOLDING OVER	14
ARTICLE XIX	14
TAXES ON TENANTS PROPERTY	14
ARTICLE XX	14
EVENTS OF DEFAULT	14

ARTICLE XXI	15
LANDLORD'S REMEDIES	15
ARTICLE XXII	16
SURRENDER OF PREMISES	16
ARTICLE XXIII	16
ATTORNEYS'FEES	16
ARTICLE XXIV	16
RESERVED PARKING	16
ARTICLE XXV	16
MECHANICS LIEN	16
ARTICLE XXVI.	16
SIGNS	16
ARTICLE XXVII	17
NOTICES	17
ARTICLE XXVIII	17
SEPARABILITY	17
ARTICLE XXIX	17
QUIET ENJOYMENT	17
ARTICLE XXX	17
EXISTENCE OF BROKER	17
ARTICLE XXXI	18
TENANTS REMEDIES	18
ARTICLE XXXII	19
ESTOPPEL CERTIFICATES	19
ARTICLE XXXIII	19
NOTICE TO LENDER	19
ARTICLE XXXIV	19
LANDLORD APPROVALS	19
ARTICLE XXXV	19
JOINT AND SEVERAL LIABILITY	19
ARTICLE XXXVI	19
GENDER	19
ARTICLE XXXVII	19
CAPTIONS	19
ARTICLE XXXVIII	19
ENTIRE AGREEMENT; AMENDMENTS; BINDING EFFECT	19
ARTICLE XXXIX	20
GOVERNING LAW AND PLACE OF PERFORMANCE	20
ARTICLE XL	20
GOOD STANDING/DUE AUTHORIZATION	20
ARTICLE XLI	20
FINANCIAL STATEMENTS	20
ARTICLE XLII	20
MEMORANDUM OF LEASE	20
ARTICLE XLIII	20
RENEWAL OPTION	20
ARTICLE XLIV	21
GENERAL PROVISION	21

INDUSTRIAL LEASE AGREEMENT

THIS INDUSTRIAL LEASE AGREEMENT (the "Lease") is made and entered into by and between the Landlord and Tenant hereinafter named.

ARTICLE I

DEFINITIONS

The following definitions and basic provisions shall be used in conjunction with and limited by the reference thereto in the provisions of this Lease:

(a)           "Landlord": CP-COPPELL INDUSTRIAL, LTD., a Texas limited partnership.

(b)           "Tenant": ALADDIN MANUFACTURING CORPORATION., a Delaware corporation.

(c)      "Premises": That approximately 200,000 square foot portion of the approximately 600,000 square foot Building (herein so called) identified on Exhibit "A-1" attached hereto and made a part hereof, which Building is situated on that certain real property described on Exhibit "A" attached hereto and made a part hereof (the "Land"). The Building and the Land are hereinafter collectively referred to as the "Property". The Building is situated upon a portion of the Land, as reflected on Exhibit "A-1", and it is contemplated that another building (the "Adjacent Building") may be built upon the western portion of the Land.

(d)           "Lease Term": A period commencing on May 1,2002 (the "Commencement Date") and ending August 31,2007 (the "Expiration Date").

(e)           "Basic Rental": $56,666.67 per month.

(f)            "Pennitted Use":   Warehousing, cutting and distribution of carpet and related items (herein, the "Primary Use") and all other lawful uses permitted by applicable zoning.

(g)           "Maximum Rate": The lesser of (i) the maximum rate of interest permitted by applicable law or (ii) two percent (2%) above the "prime rate" of interest, as announced from time to time in the Money Section of The Wall Street Journal or should The Wall Street Journal cease to be published or should The Wall Street Journal cease to publish a "prime rate", men the "prime rate" as charged from time to time by Chase Bank, N.A., or its successor.

(h)           "Additional Rent": All sums of money, other than Basic Rental, which become due under Article V, Section 8.7 or Article XV this Lease, or are otherwise specified to be "Additional Rent" under this Lease. Basic Rental and Additional Rent shall collectively constitute the "Rent" or "Rentals" due or to become due under this Lease and are herein so called.

(i) "Common Area":             All areas and facilities that may exist, from time to time, outside the Building and the Adjacent Building and within the perimeter boundary line of the Property for me general, non-exclusive use of the Landlord, the Tenant and other tenants within the Building and their respective employees, suppliers, shippers, customers and invitees, including (without limitation, however) parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, alleys and landscaped areas. Tenant acknowledges that the Common Area may include a common driveway running between the Building and the Adjacent Building, together with landscaping incidental thereto.

(j) "Tenant's Share":            A fraction, the numerator of which is the total number of square feet of space contained within the Premises and the denominator of which is the total number of square feet of space contained within the Building and all other buildings, if any, which may hereafter exist on the Property. Tenant's Share shall not exceed 33.33%.

ARTICLE n

LEASE GRANT

Section 2.1 Premises. Landlord, in consideration of the Basic Rental to be paid and the other covenants and agreements to be performed by Tenant and upon the terms and conditions hereinafter stated, does hereby lease, demise and let unto Tenant the Premises commencing on the Commencement Date (as defined in Article I(d) hereof), or as adjusted as hereinafter provided) and ending on the last day of the Lease Term, unless sooner terminated as herein provided. Provided all plans and specifications are prepared, reviewed and approved in a manner so as not to delay Landlord's completion of the Leasehold Improvements (as defined in Section 3.2 hereof), Landlord anticipates that the Premises will be available and ready for occupancy on or about May 1, 2002. If the Premises are not available and ready for occupancy by May 1, 2002, then Landlord shall riot be deemed to be in default hereunder, and Tenant agrees to accept possession of the Premises at such tune as the Premises are available and ready for occupancy and such date shall be deemed to be the Commencement Date. If the Leasehold Improvements have not been substantially completed by June 15, 2002 (the "Outside Completion Date"), men, as Tenant's sole recourse, the Abatement Period (as defined in Section 4.1 hereof) shall be extended one (1) day for each day beyond the Outside Completion Date that the Leasehold Improvements have not been substantially completed; provided, however, if delay is caused or contributed to by act or neglect of Tenant or those acting for or under Tenant (hereinafter referred to as a 'Tenant Delay"), labor disputes, casualties, acts of God or the public enemy, governmental embargo restrictions, shortages of fuel, labor, or building materials, action or non-action of public utilities, 01 of local, state or federal governments affecting the work, or other causes beyond Landlord's reasonable control, men the Outside Completion Date shall be extended for me additional time caused by such delay. Such delays are each hereinafter referred to as an "Excused Delay." In order for Landlord to claim an Excused Delay, Landlord must provide Tenant written notice of such claim within ten (10) days after landlord becomes aware of such delay. Landlord hereby waives payment of Basic Rental and other payments to be made by Tenant hereunder covering any period prior to the date the Premises are available and ready for occupancy, all of which shall only commence upon the Commencement Date; however, should Tenant occupy the Premises prior to the Commencement Date specified in Article l(d) hereof; the Commencement Date and Lease Term shall be altered to coincide with said occupancy with the Expiration Date of this Lease remaining unchanged. For the purpose hereof, the Premises shall be deemed "available and ready for occupancy" at such tune as Landlord has substantially completed the construction or installation of any Leasehold Improvements (as defined in Section 3.2 hereof), if any, required to be completed by Landlord pursuant to Section 3.2 of this Lease to toe extent reasonably necessary so as to allow Tenant to occupy the Premises and commence operations of its business therein, notwithstanding the feet mat there may remain as incomplete certain minor, "punchlist" items which do not materially interfere with Tenant's intended use of the Premises; Landlord agrees to promptly attend to and complete the punchlist items in a good and workmanlike manner. The Leasehold Improvements shall be deemed to have been substantially completed when the following having occurred:(i) the issuance of a certificate of occupancy permitting Tenant to occupy die Premises (01 the taking of such other action as may be customary to permit occupancy or use thereof); and (ii) the issuance of a certificate of substantial completion by Landlord's architect respecting the Leasehold Improvements; provided, however, if the failure to secure such certificates or of taking such other action is caused by the act, failure to act or neglect of Tenant, then the Leasehold Improvements shall be deemed substantially completed and available and ready for occupancy on the day when such certificates may have been issued or such other, action may have been taken had it not been the act, failure to act or neglect of Tenant By occupying the Premises, Tenant shall be deemed to have accepted the Leasehold Improvements as substantially completed, except for minor "punchlist items. Tenant shall endeavor to provide Landlord with a list of deficiencies in the construction of the Leasehold Improvements within thirty (30) days after it has taken possession of the Premises with all Leasehold Improvements substantially completed; provided, further that nothing herein shall reduce or impair Landlord's Construction Guaranty set forth in Section 3.3 below. After the Commencement Date of this Lease, Tenant shall, upon request from Landlord, execute and deliver to Landlord a letter of acceptance of delivery of the Premises, which letter shall describe any deficiencies with respect to the Leasehold Improvements of which Tenant has actual knowledge and shall also state the Commencement Date and Expiration Date; provided, however, that Landlord also confirms to Tenant the Commencement and Expiration Dates.

Tenant shall be allowed, no earlier than April 1,2002 (without the requirement to pay Rent), and following two (2) days prior written notice to Landlord and subject to Landlord's reasonable approval, to install Tenant's equipment and racking system within the Premises provided that (i) Tenant has furnished to Landlord certificates of insurance evidencing the issuance of insurance as required by Tenant under Article XV hereof; and (ii) Tenant does not thereby interfere with the completion of construction of the Leasehold Improvements as a result of such installations. Tenant does hereby assume all risk of loss or damage to such machinery, equipment, fixtures and other personal property, aitd to indemnify, defend and hold harmless Landlord from any loss or damage to such machinery, equipment, fixtures and personal property, and all liability, loss or damage arising from any injury to the property of Landlord, or its contractors, subcontractors or materialmen, and any death or personal injury to any person or persons to the extent arising out of such installations. Any such use of the Premises is also subject to, and Tenant must comply with and observe, all applicable laws and all other terms and conditions of this Lease. In no event may Tenant conduct business in the Premises during such early access period.

Section 2.2 Permitted Encumbrances. The Premises are subject to, and Tenant covenants and agrees to comply with, the easements, restrictions, reservations and other matters set forth in Exhibit "B" attached hereto and made a pan hereof (collectively, the "Permitted Encumbrances"). Landlord represents to Tenant that none of the Permitted Encumbrances will materially interfere with or preclude Tenant's occupancy of me Premises for the Primary Use identified in Article I (f) above.

ARTICLE III

CONSTRUCTION OF LEASEHOLD IMPROVEMENTS

Section 3.1 Design Criteria Unless otherwise agreed to by Tenant in its sole and absolute discretion, the "Leasehold Improvements" (as defined in Section 3.2 below) shall include (and the plans and specification for the Leasehold Improvements shall incorporate) the Design Criteria set forth on Exhibit "C" attached hereto and made a part hereof.

Section 3.2 Leasehold Improvements. Any improvements to be made to the Premises are herein referred to as the "Leasehold Improvements". Except for any "Change Cost" (as such term is defined below). Landlord shall construct the Leasehold Improvements at it sole cost and expense (including, without limitation, the cost of preparing preliminary and final plans and specifications. Immediately after the execution hereof Landlord and Tenant will cooperate with one another to prepare final plans and specifications (the "Plans and Specifications") for the construction and installation of the Leasehold Improvements. The Plans and Specifications shall be consistent with the preliminary plans attached hereto as Exhibit "D" (subject to the approval thereof by Landlord and Tenant), and when approved in writing by Landlord and Tenant, shall be attached to this Lease as Exhibit "D-l" and shall become a part hereof. No failure or refusal on the part of Tenant to approve the Plans and Specifications within a reasonable time after the execution hereof shall render this Lease void or voidable nor shall it delay the Commencement Date set forth in Article I(d) hereof. No delay caused by Tenant during the construction or installation of the Leasehold Improvements shall delay the Commencement Date of this Lease from what it would have been had such delay not occurred. Landlord shall not be entitled to claim a delay by Tenant if Landlord was aware of such delay and did not provide Tenant written notice of such delay within ten (10) days following the date Landlord became aware thereof.

All changes in the Leasehold Improvements from that contemplated by the Plans and Specifications, whether or not such change gives rise to a "Change Cost" (as hereinafter defined) must be evidenced by a written Change Order (so called herein) executed by both Landlord and Tenant In that regard, with respect to any Change Order requested by Tenant, Tenant shall submit to Landlord such information as Landlord may reasonably request After receipt of the requested Change Order, together with such information as Landlord may request with respect thereto, Landlord shall return to Tenant either the executed Change Order, which will evidence Landlord's approval thereof, or Landlord's suggested modifications thereto. If any Change Order requested by Tenant is not ultimately effected. Tenant will reimburse Landlord for all out-of-pocket expenses incurred, including but not limited to, architectural and engineering fees.

For the purposes hereof, the term "Change Cost" shall mean all costs and expenses attributable to any Change Order requested by Tenant, including but not limited to, (i) the cost of any materials or labor, (ii) any cost caused by the direction to Tenant to omit any item of Leasehold Improvements, (iii) any additional architectural or engineering services, (iv) any changes to materials in the process of fabrication, (v) the cancellation or modification of supply or fabricating contracts, (vi) the removal or alteration of any of Leasehold Improvements or plans completed or in the process, (vii) delays affecting the schedule of the Leasehold Improvements or the Commencement Date and (viii) a construction management fee equal to five percent (5%) of all Change Costs. Prior to the Commencement Date (or if not determinable at that time, then, as soon thereafter as possible) the Landlord and Tenant shall have a final accounting of all Change Costs. If, as a result of such accounting, there exists a net sum due by Tenant to Landlord, then that amount (together with interest thereon, at die rate of Chase Manhattan Bank prime plus 2%, accruing from the date Landlord notifies Tenant of the sum due through and until the date of the payment thereof to Landlord) shall be paid by Tenant to Landlord within thirty (30) days following the date such final accounting occurs.

In case of any disagreement between Landlord and Tenant with respect to any alleged Tenant Delay, Excused Delay, Change Cost or the scope of the Leasehold Improvements that cannot be resolved by the parties, the issue shall be resolved by binding arbitration undertaken on an expedited basis pursuant to the applicable procedures of the American Arbitration Association.

Section 3.3 Construction Guaranty. Landlord guarantees, for a period of one (1) year following the Commencement Date, (i) the Leasehold Improvements against defective workmanship and/or materials or non-compliance with the final plans and specifications for the Leasehold Improvements and (ii) that the Common Areas and the Building, including the roof, floors, walls, doors, dock doors, parking lot and all other mechanical systems are and shall be in good, operable condition. Landlord agrees, during said one-year period at its sole cost and expense, to (i).repair or replace any defective item occasioned by poor workmanship and/or materials or non-compliance with the final plans and specifications for the Leasehold Improvements and (ii) make all necessary repairs to keep the Common Areas and the Building, including the roof, floors, walls, doors, dock doors, parking lot and all other mechanical systems in good, operable condition. In no event shall Landlord's guarantee herein extend to any repairs or replacements caused by the acts of omissions of Tenant, or Tenant's agents, contractors or employees, including failure to maintain and service any equipment in accordance with manufacturer's specifications or recommendations. Except as otherwise expressly set form in this Lease, Landlord's sole and exclusive obligation with respect to defective workmanship and/or materials, and Tenant's rights to enforce such one-year guaranty shall be Tenant's sole and exclusive remedy with respect to such defective workmanship and/or materials in limitation of any contract, warranty or other rights, whether express or implied, mat Tenant may otherwise have under applicable law. From and after the expiration of the one year guaranty of Landlord against defective workmanship and materials, Landlord agrees to cooperate with Tenant in the enforcement by Tenant, at Tenant's sole cost and expense, of any express warranties or guaranties of workmanship or materials given by subcontractors or materialmen that guarantee or warrant against defective workmanship or materials for a period of time in excess of the one-year period described above and to cooperate with Tenant in the enforcement by Tenant, at Tenant's sole cost and expense, of any service contracts that provide service, repair or maintenance to any item incorporated in the Building for a period of time in excess of such one-year period.

ARTICLE IV

RENT

Section 4.1 Payment of Rent. In consideration of this Lease, Tenant promises and agrees to pay Landlord the Basic Rental, without deduction or set off, except for any set off explicitly provided for herein, for each and every month of the Lease Term and further promises and agrees to pay all Additional Rent which becomes due hereunder. The nonpayment of any Additional Rent or any other sums due by Tenant to Landlord under this Lease shall afford Landlord all the rights and remedies as are herein provided in the case of nonpayment of the Basic Rental. Any term or provision of this Lease to the contrary notwithstanding, me covenant and obligation of Tenant to pay Rent hereunder shall be independent from any obligations, warranties, representations, express or implied, if any, of Landlord herein contained.

Tenants obligation to pay the Basic Rental and any Additional Rent under Section 4.2, Article V, Section 8.7 and Article XV of this Lease shall abate for a period commencing on the Commencement Date and continuing through and until, and including, August 31,2002 (the "Abatement Period").

Section 4.2 Periodic Payment of Reimbursable Expenses; Adjustments. Landlord may estimate in advance the amount of any taxes, reimbursable maintenance expenses and insurance premiums due from Tenant under this Lease (the "Reimbursable Expenses") for each calendar year during the lease Term, and the same shall be payable during each twelve (12) month period of the Lease Term on the same day as Basic Rental is due hereunder with an adjustment' to be made between the parties at a later date as hereinafter provided. As soon as practicable following the end of each calendar year, but no later than the first day of May, beginning with the end of the first calendar year, Landlord shall submit to Tenant a statement setting forth the exact amount of the Reimbursable Expenses for the calendar year just completed. Further, Landlord shall notify Tenant of the difference, if any, between the actual amount of the Reimbursable Expenses for the calendar year just completed and the estimated amount of the Reimbursable Expenses (which was paid in accordance with this paragraph) for such year. Such statement shall also set forth the amount of the estimated Reimbursable Expenses for the new calendar year computed in accordance with the foregoing provisions. To the extent that the actual Reimbursable Expenses for any period covered by such statement is greater than the estimated amounts which Tenant previously paid during the calendar year just completed, Tenant shall pay to Landlord the difference within ten (10) days following receipt of said statement from Landlord. To the extent that the actual Reimbursable Expenses for the period covered by the statement is less than the estimated payment previously paid by Tenant during the calendar year just completed, Landlord shall credit the difference against the Tenant's estimated payment of Reimbursable Expenses for the current calendar year and such credit will be applied to the next payment or payments due from Tenant to Landlord. In addition, until Tenant receives such statement, Tenant's payment of the Reimbursable Expenses for the new calendar year shall continue to be paid at the rate for the previous calendar year, but Tenant shall commence payment to Landlord of the quarterly installments of Reimbursable Expenses on the basis of the new statement beginning on the first installment date following the date upon which Tenant receives such statement. If the statement reflects a change in the reimbursement amount, such difference shall be adjusted by increasing or decreasing the first reimbursement payment after the statement is given in order to bring the reimbursement amount for the new calendar year current as of such date.

Landlord shall retain its records relating to the taxes, insurance and other reimbursable expenses at Landlord's principal office (or such other office as Landlord may designate in writing to Tenant), and upon reasonable prior notice to Landlord, Tenant shall have the right to inspect all of Landlord's records relating to such costs. Appropriate adjustments shall be made for errors in the computation of such costs revealed by such audit or inspection. If any audit by Tenant indicates an overcharge in the amount of Tenant's Share by more than five percent (5%), the reasonable cost of such audit (up to a maximum of $1,500.00) shall be paid on demand by Landlord to Tenant Landlord shall retain said records for at least twenty-four (24) months.

Section 4.3 Rent Adjustment. The Basic Rental installment for the first month of the Lease Term shall be due and payable by Tenant to Landlord contemporaneously with the execution hereof, and a like monthly installment shall be due and payable, without demand, on or before the first day of each calendar month during the Lease Term. Basic Rental for any fractional month at the beginning or end of the Lease Term shall be prorated. Should a prorated payment of Basic Rental be owing for a fractional month at the beginning of the Lease Term, Tenant shall pay such amount to Landlord within ten (10) days following receipt of Landlord's invoice therefor.

Section 4.4 [INTENTIONALLY OMITTED]

Section 4.5 Survival of Obligations. Notwithstanding any expiration or earlier termination of this Lease, Tenant's obligation to pay any and all Additional Rent and other sums due by Tenant to Landlord under this Lease shall continue and shall cover all periods up to the date this Lease expires or is terminated. Tenant's obligation to pay any and all Additional Rent and other sums under this Lease and Landlord's and Tenant's obligation to make the adjustments referred to in this Lease shall survive any expiration or termination of this Lease.

Section 4.6 Delinquent Payments. If any Basic Rental payment required to be paid or which becomes due under this Lease is not paid by the tenth (10th) day following the day on which it is due, a service charge of five percent (5%) of such amounts due shall become due and payable in addition to the amounts due. Said service charge is for the purpose of reimbursing Landlord for the extra costs and expenses in connection with the handling and processing of late payments. In addition to such service charge, if any Basic Rental payment is not paid by the tenth (10th) day following the day on which it becomes due, Tenant shall pay to Landlord, in addition to such Basic Rental payment and the service charge, interest on such Basic Rental payment calculated at the Maximum Rate from the date such Basic Rental payment was due until paid by Tenant If any Additional Rent required to be paid or which becomes due under this Lease is not paid when due, Tenant shall pay to Landlord, in addition to such amounts, interest on such amounts at the Maximum Rate from the date such amounts were due until paid by Tenant.

Section 4.7 Independent Obligations. Any term or provision of this Lease to the contrary notwithstanding, except as explicitly set forth herein, the covenants and obligations of Tenant to pay Basic Rental and Additional Rent hereunder shall be independent from any obligations, warranties or representations, express or implied, if any, of Landlord herein contained.

ARTICLE V

OTHER ASSESSMENTS

Section 5.1 Payment of Impositions. Tenant covenants and agrees to pay during the term of this Lease, as Additional Rent within thirty (30) days of invoice therefor, Tenant's Share of all real estate taxes and special assessments (all of which are sometimes herein referred to as "Impositions"), which at any time during the term may have been or may be assessed, levied, confirmed, imposed upon, or become a lien on the Property, or any portion thereof, or any appurtenance thereto. Tenant shall pay Tenant's Share of all special (or similar) assessments for public improvements or benefits which, during the term of this Lease shall be laid, assessed, levied or imposed upon or become payable or become a lien upon the Property, or any portion thereof; provided, however, mat if by law any special assessment is payable (without default) or, at the option of Landlord, may be paid (without default) m installments (whether or not interest shall accrue on the unpaid balance of such special assessment), Tenant may pay the same, together with any interest accrued on the unpaid balance of such special assessment in installments as the same respectively become payable and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and the interest thereon. Landlord represents to Tenant that as of the date of this Lease, Landlord has no knowledge of and has not received any written notice of any special assessments payable, levied or assessed with respect to the Property. Tenant shall pay Tenant's Share of all special assessments or installments thereof (including interest accrued thereon), whether heretofore or hereafter laid, assessed, levied or imposed upon the Property, or any portion thereof; which are due and payable during the term of this Lease.  Landlord shall pay all installments of special assessments (including interest accrued on the unpaid balance) which are payable prior to the commencement and after the termination date of the term of this Lease. Tenant shall pay all real estate taxes, whether heretofore or hereafter levied or assessed upon the Property, or any portion thereof which are due and payable during the term of this Lease. Landlord shall pay all real estate taxes and special assessments which are payable prior to the commencement of the terra of this Lease. Provisions herein to the contrary notwithstanding, Landlord shall pay that portion of the real estate taxes and installments of special assessments due and payable in respect to the Property during the year the term commences and the year in which the term ends which the number of days in said year not within the term of this Lease bears to 365, and Tenant shall pay Tenant's Share of the balance of said real estate taxes and installments of special assessments during said years.  Notwithstanding anything to the contrary, Tenant shall not be obligated to pay any assessment arising from or related to the original construction of the Building and/or development of the Property. Further, in the event the tax parcel within which the Building is situated contains undeveloped land, then Landlord shall make a fair and reasonable adjustment to the real estate taxes so that no undeveloped portion of land not associated with the Building is included in the real estate taxes being allocated to the Building.

Section 5.2 Other Impositions. If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the Basic Rentals received therefrom and/or a franchise tax assessment, levy or charge measured by or based, in whole or in part, upon such Basic Rentals for the present or any future building or buildings on the Land, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Impositions" for the purposes hereof.

 Section 5.3 Landlord Right to Contest. The Landlord shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the Premises within the applicable taxing jurisdiction. If Landlord has not elected to contest any taxes and Tenant has requested, in writing, mat Landlord contest taxes, Landlord shall proceed with such appropriate proceedings as are commercially reasonable to contest the amount or validity of the taxes. Tenant shall pay to Landlord, within thirty (30) days of invoice therefor, as Additional Rent, Tenant's Share of the reasonable cost of such service.

Section 5.4 Landlord's Covenants. Landlord shall provide Tenant with a copy of all bills for Impositions promptly upon receipt thereof and in sufficient time for Tenant to examine same and determine whether Tenant desires to have Landlord contest the amount or validity of same. Landlord shall pay all Impositions mat are levied or assessed by any lawful authority on the Premises and Landlord's other real property within the same tax parcel prior to the date same become overdue and Tenant shall reimburse Landlord for Tenant's Share thereof as provided for in this Article V. As used in this Article V, the term Tenant's Share" shall mean a fraction, the numerator of which shall be the gross leaseable area of the square footage of Premises and the denominator of which shall be equal to the aggregate of die gross leaseable area of the square footage of all buildings on the tax parcel on which the Building is located. If Landlord is permitted to pay Impositions hi installments, then, whether or not Landlord elects to pay the Impositions in installments, Tenant's Share of such Impositions shall be determined based upon the installments which would have been payable (including interest which would accrue thereon) had the installment method been elected. Landlord shall use commercially reasonable efforts to obtain and maintain in effect any available tax abatements, exemptions, refunds, rebates or credits that may reduce Impositions for the Premises, and the Impositions for any tax year shall mean such amounts as shall be finally determined to be the Impositions payable during such tax year less any abatements, exemptions, refunds, rebates or credits made thereof, plus any costs and expenses actually incurred by Landlord in achieving or effecting any abatements, exemptions, refunds, rebates or credits. The parties shall make appropriate adjustments to previous reimbursements from Tenant to Landlord on account of any abatements, refunds, rebates or credits immediately following the determination of the amount of such abatements, refunds, rebates or credits. Landlord covenants and agrees to pay all Impositions prior to the last date that the same may be paid without penalty or interest, or if a discount shall be available for early payment, prior to the last day that such discount is available. Without cost to Tenant, Landlord shall bear all costs, including without limitation, interest, penalties, late charges and lost discount amounts, that are incurred as a result of (i) Landlord's failure to timely pay any installment of Impositions, or (ii) keep any existing abatement, exemption, refund, rebate or credit of Impositions in effect

ARTICLE VI

UTILITIES

Landlord agrees to provide water, gas, sewer, electricity, and telephone service connections to the Premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, fire sprinkler, lawn sprinkler charges and other utilities and services used on or from the Premises, together with any taxes penalties surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes Landlord shall in no event be liable for any interruption or failure of utility services on the Premises not caused by or attributable to the negligent acts or omissions of Landlord, its employees, agents, invitees or contractors. Prior to the Commencement Date, Tenant shall pay for all utilities or services at the Premises used by it or its agents, employees or contractors. Subject to the provisions of Section 8.7 and Tenant's responsibility for the payment of Tenant's Share of Common Area expenses, Landlord agrees to maintain all utilities and utility tows within the Common Area not maintained by public utilities, and the expenses relating to such maintenance shall be Common Area expenses.

ARTICLE VII

USE; COMPLIANCE WITH LAWS

Section 7.1 Permitted Use. Tenant shall use the Premises only for the Permitted Use (as defined in Article I(f) hereof). Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use without Landlord's prior written consent or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner or extrahazardous on account of fire, nor permit anything to be done which will in any way increase the rate of fire insurance on the Building or contents; and in the event that, by reason of acts of Tenant, mere shall be any increase in the rate of insurance on the Building or contents created by Tenant's acts or conduct of business then such acts of Tenant shall be deemed to be an event of default hereunder, unless Tenant hereby agrees to pay to Landlord the amount of such increase on demand and acceptance of such payment shall not constitute a waiver of any of Landlord's other rights provided herein. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or Landlord in management of the project of which the Premises form a part. Landlord agrees to include a provision substantially similar to the preceding sentence within other tenant leases respecting the Building. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) as provided for in Section 7.3 below. Tenant will not, without the prior written consent of Landlord, paint, install lighting or decoration, or install any signs, window or door lettering or advertising media of any type on or about the Premises or any part thereof. Should Landlord agree in writing to any of the items in the preceding sentence, Tenant will maintain such permitted item in good condition and repair at all times. Outside storage, including but not limited to trucks or other vehicles, is also prohibited without Landlord's prior written consent.

Section 7.2 Hazardous Materials.

(a)          As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "infectious wastes", "hazardous materials" or "toxic substances" now or subsequently regulated under any applicable federal, state or local laws or regulations including, without limitation, oil, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

(b)          As used in this Lease, the term "Hazardous Materials Laws" shall mean all federal, state and local laws, ordinances and regulations relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any Hazardous Materials.

(c)                         Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Premises or the Property, by Tenant, its agents, employees, licensees, invitees, business associates, sublessees, assigns, contractors, subcontractors or others acting for or on behalf of Tenant (collectively, "Tenant Related Party") without the prior written consent of Landlord. Landlord shall be entitled to take into account such other factors or facts as Landlord may in its good faith business judgment determine to be relevant hi determining whether to grant, condition or withhold consent to Tenant's proposed activity with respect to Hazardous Material.    Landlord acknowledges that incidental to Tenants business operations, Tenant plans to store carpet and adhesives which may contain Hazardous Materials, office supplies, cleaning materials and other similar substances of the type and quantities typically associated with the operation and maintenance of a warehouse operation (the "Permitted Substances").  Tenant may store and utilize the Permitted Substances as long as Tenant complies with all Hazardous Materials Laws and obtains all permits and approvals relating to the use, treatment and disposal thereof and (except for office supplies, cleaning materials and similar substances) so long as all such Permitted Substances remain, at all times, in their original container and are not used for any purposes in or about the Premises or the Property. Tenant shall indemnify, defend and hold Landlord and each of Landlord's partners, shareholders, officers, directors, employees, agents, attorneys, investment advisors, portfolio managers, trustees, ancillary trustees, and their affiliates, successors and assigns and their respective partners, shareholders, officers, directors and employees (collectively, "Indemnitees") free and harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages), expenses (including, without limitation, attorneys', consultants' and experts1 fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (economic or other) (collectively, the "Claims") arising from a breach of this prohibition by Tenant or any Tenant Related Party or arising from the use, storage, treatment or disposal of any Permitted Substances. In no event, however, shall Landlord be required to consent to the installation or use of any storage tanks in, on or under the Premises or the Property. If Landlord consents to the generation, production, use, storage, treatment or disposal of Hazardous Materials (including, but not limited to the Permitted Substances) in or about the Premises by Tenant or any Tenant Related Party, then, in addition to any other requirements or conditions that Landlord may impose in connection with such consent, (1) Tenant promptly shall deliver to Landlord copies of all permits, approvals, filings, reports and hazardous waste manifests reflecting the legal and proper generation, production, use, storage, treatment or disposal of all Hazardous Materials generated, used* stored, treated or removed from the Premises and the Property and, upon Landlord's request, copies of all hazardous waste manifests relating thereto, and (2) upon expiration or earlier termination of this Lease, Tenant shall cause all Hazardous Materials arising out of or related to the use or occupancy of the Premises and the Property by Tenant or any Tenant Related Party to be removed from the Premises and transported for use, storage or disposal in accordance with all applicable laws, regulations and ordinances, and Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord of compliance with all applicable laws, regulations and ordinances.

(d) In the event that Hazardous Materials are discovered upon, in, or under the Premises, and the applicable governmental agency or entity having jurisdiction over the Premises requires the removal of such Hazardous Materials, Tenant shall be responsible for removing those Hazardous Materials arising out of or related to the use or occupancy of the Premises by Tenant or any Tenant Related Party. Landlord warrants and represents to Tenant that, to Landlord's actual knowledge, no Hazardous Materials are located on, in or under the Property that would interfere with Tenant's use or occupancy of the Premises or would cause Tenant any liability, cost or expense. Notwithstanding the foregoing, Tenant shall not take any remedial action in or about the Premises or the Property, nor enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Material in any way connected with the Premises or the Property without first notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto. Tenant immediately shall notify Landlord in writing of: (1) any spill, release, discharge or disposal of any Hazardous Material in, on or under the Premises or the Property or any portion thereof, (2) any enforcement, cleanup, removal or other governmental or regulatory action instituted, contemplated or threatened pursuant to any Hazardous Materials Laws; (3) any claim made or threatened by any person against Tenant or the Premises or the Property relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (4) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or removed from the Premises or the Property, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant also shall supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, the Property or Tenant's use thereof.

(e)          In the event (i) Hazardous Materials are discovered upon, in or under the Premises or the Property and (ii) Landlord has been given written notice of the discovery of such Hazardous Materials, then and in that event Landlord may voluntarily, but shall not be obligated to (unless the existence of such Hazardous Materials has resulted from the acts of Landlord), take all necessary action to bring the Premises and the Property into compliance with Hazardous Materials Laws at Landlord's sole cost ("Landlord's Remediation Activities").   Tenant agrees not to interfere unreasonably with Landlord's Remediation Activities, and should Landlord elect to pursue Landlord's Remediation Activities, Landlord agrees to perform such activities so as not to interfere unreasonably with Tenant's occupancy and operations of the Premises.

(f)          The respective rights and obligations of Landlord and Tenant under this Section 12 shall survive the expiration or earlier termination of this Lease.

Section 7.3 Compliance with Laws and Ordinances. Tenant shall, throughout the term of this Lease, and at Tenant's sole cost and expense, promptly comply or cause compliance with or remove or cure any violation of any and all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state, municipal and other governmental bodies having jurisdiction over the Premises and the appropriate departments, commissions, boards and officers thereof and the orders, rules and regulations of any other body now or hereafter constituted exercising lawful or valid authority over the Premises, or any portion thereof; or the sidewalks, curbs, roadways, alleys, entrances or railroad track facilities adjacent or appurtenant thereto, or exercising authority with respect to the use or manner of use of the Premises, or such adjacent or appurtenant facilities, and whether die compliance, curing or removal of any such violation and the costs and expenses necessitated thereby shall have been foreseen or unforeseen, ordinary or extraordinary, and whether or not the same shall be presently within the contemplation of Landlord or Tenant or shall involve any change of governmental policy, or require structural or extraordinary repairs, alterations or additions by Tenant and irrespective of the costs thereof. Landlord represents to Tenant that as of the date of this Lease, Landlord has received no notice of the Property or any portion thereof failing to comply with any applicable laws, ordinances, orders, rules, regulations or requirements of any federal, state, municipal and other governmental bodies having jurisdiction over the Premises (collectively, "Governmental Requirements"). Notwithstanding anything herein to the contrary, Tenant shall have no obligation to comply with or pay or contribute to the cost of any compliance with (i) any future Governmental Requirements that would require any alterations to the structure or foundation of the Building and which apply generally to all occupants of buildings and are not specifically occasioned by Tenant's Permitted Use (as opposed to the general use of the Premises by any lessee); provided, however, that, if any alteration to the Building is required to comply with Tenant's particular use of the Premises, then Tenant shall be responsible for such compliance and (ii) any Governmental Requirements in effect and as interpreted as of the Commencement Date regarding the Leasehold Improvements; the Premises, the Building and the Common Areas (specifically excluding, however, ongoing routine maintenance thereof which is otherwise addressed in this Lease; any work done by Tenant or on Tenant's behalf other than by Landlord; and die day to day operation of Tenant's business within the Premises). As to any law, regulation or ordinance the compliance of which is Tenant's responsibility under this Section 7.3, Tenant shall have the right to contest the application or enforcement thereof so long as such contest is conducted in good faith and at no cost or expense to Landlord and would not result in any liability to Landlord.

Section 7.4 Compliance with Permitted Encumbrances. Tenant, at its sole cost and expense, shall comply with all agreements, contracts, easements, restrictions, reservations or covenants, if any, set forth in Exhibit "B" attached, or hereafter created by Tenant or consented to, in writing, by Tenant or requested, in writing, by Tenant. Tenant shall also comply with, observe and perform all provisions and requirements of all policies of insurance at any time hi force with respect to the Premises and required to be obtained and maintained under the terms of Article XV hereof.

ARTICLE VIII

REPAIRS AND MAINTENANCE

Section 8.1 By Landlord. Landlord shall at its expense maintain (except in the event of casualty or other damage contemplated in Article XVI hereof, in which event the terms of that Article will control) only the root foundation and the structural soundness of the exterior walls of the Building (excluding all windows, window glass, plate glass, and all doors) in good repair and condition, except for reasonable wear and tear. Tenant shall give prompt written notice to Landlord of the need for repairs or corrections and Landlord shall proceed within a reasonable time after receiving such notice to make such repairs or corrections. Except as otherwise expressly provided in Article XXXI hereof, Landlord's liability hereunder shall be limited to the cost of such repairs or corrections. Tenant shall repair and pay for any damage caused by the negligence or default hereunder of or by Tenant, its employees, agents or invitees; the cost of any such damage which is paid by Landlord shall be deemed Additional Rent which is immediately due and owing from Tenant within ten (10) days after written demand therefor by Landlord.

Section 8.2 By Tenant. Tenant shall at its own cost and expense keep and maintain all parts of the Premises (except those for which Landlord is expressly responsible under the terms of this Lease) in good condition, reasonable wear and tear excepted, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, and special office entries, interior walls and finish work, floors and floor coverings (other than normal wear and tear), downspouts, gutters, heating, air conditioning and ventilation systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, pest extermination, regular removal of trash and debris, keeping the whole of the Premises in a clean and sanitary condition. Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by the insurance to be maintained by Landlord pursuant to the provision* of this Lease, except that Tenant shall be obligated to repair all wind damage to glass not coveted by the insurance Landlord is required to maintain hereunder (or actually covered by any of Landlord's insurance) except with respect to tornado or hurricane damage and with respect to any damage required to be covered by Landlord's insurance, as provided for in Article XV below, or is actually covered by insurance carried by Landlord.

Section 8.3 Prohibition Against Waste. Tenant shall not do or suffer any waste or damage, disfigurement or injury to the Premises, or any improvements hereafter erected thereon, or to the fixtures or equipment therein, or permit or suffer any overloading of the floors or other use of the Building or the Premises that would place an undue stress on the same or any portion thereof beyond that for which the same was designed.

Section 8.4 Landlord's Right to Effect Repairs. If Tenant should fail to perform any of its obligations under this Article VIII, then Landlord may, if it so elects, in addition to any other remedies provided herein, effect such repairs and maintenance. Any sums expended by Landlord in effecting such repairs and maintenance shall be due and payable, on demand, together with interest thereon at the Maximum Rate from the date of each such expenditure by Landlord to the date of repayment by Tenant prior to effecting such repairs on behalf of Tenant, Landlord shall provide Tenant with the opportunity to cure provided for in subparagraph (b) of Article XX (except, however, in case of emergencies or in order to mitigate Landlord's damages, in which case, such notice as is reasonable shall be given). Section 8.5 Misuse or Neglect. Tenant shall be responsible for all repairs to the Building which are made necessary by any misuse or neglect by: (0 Tenant or any of its officers, agents, employees, contractors, licensees, or subtenants; or (ii) any visitors, patrons, guests, or invitees of Tenant or its subtenant while in or upon the Premises.  Landlord shall be responsible for all repairs to the Building arising after the Commencement Date caused by the negligence or default hereunder of or by Landlord or any of its employees or agents.

Section 8.6 Maintenance/Service Contracts. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a reputable maintenance contractor for servicing all heating, ventilation and air conditioning systems within or serving the Premises. Tlic service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) within thirty (30) days of the date Tenant takes possession of the Premises.

Section 8.7 Common Area.

(a)           Landlord hereby grants to Tenant for the term of this Lease (including all extensions and renewals thereof) the non-exclusive easement and right to use the Common Areas in common with Landlord and the other tenants of the Property for parking, ingress and egress, loading and unloading and other Common Area purposes.    Landlord shall be responsible for the operation, maintenance and management of the Common Area and the facilities located therein, the manner of maintenance and the expenditures therefor to be in the discretion of Landlord, but shall in all events keep the Common Areas in good condition and repair so as not to materially interfere with Tenant's use and occupancy of the Premises for its Permitted Use.   In this regard, Landlord shall perform or have performed the paving (including striping and bumpers), landscape maintenance, landscape replacement, exterior painting, maintenance of exterior lighting fixtures, maintenance of tenant directories and the maintenance of the irrigation systems and common sewerage line plumbing.

(b)           Tenant shall be liable to Landlord for Tenant's Share of all the costs and expenses relating to the maintenance and operation of the Common Area, including but not limited to, the cost for mowing of grass; care of shrubs; landscape replacement; general landscaping; maintenance of parking areas, parking lot improvements, driveways and alleys; exterior repainting, maintenance of the exterior lighting fixtures; maintenance of tenant directories; the maintenance of the irrigation systems and common sewerage line plumbing; the cost of insurance and a management fee (the "Management Fee") equal to one and one-half percent (1.5%) of the Basic Rental under this Lease. Additionally included within the costs and expenses relating to the operation and maintenance of the Common Area are any costs incurred in complying with or removing or curing any violation of all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state, municipal and other governmental bodies having jurisdiction over the Property or any portion thereof. Following calendar year 2003, Tenant's Share of "controllable Common Area expenses" shall not be increased by more than five percent (5%) over Tenant's Share of "controllable Common Area expenses" for the previous calendar year. For the purposes hereof, the term "controllable Common Area expenses" shall be limited to those expenses relating to the Common Area which are within the direct control and discretion of Landlord, but shall not include, without limitation, utility charges, insurance premiums, Impositions, the cost of effecting compliance with any applicable laws and the Management Fee. If Tenant is identified as being responsible for any damage to the Common Area or any facilities located therein (including, without limitation obstructions or stoppage of the common sanitary sewerage line), then Tenant shall pay the entire cost of repairing same upon demand by Landlord. Tenant's Share of all Common Area costs and expenses shall be payable by Tenant to Landlord within ten (10) days after a statement of actual expenses is presented to Tenant, and shall be subject to periodic estimated payments as provided in Section 4.2 hereof.

Common Area costs and expenses to be shared by Tenant shall not include (i) expenses incurred in leasing space, such as legal expense, brokerage commissions or advertising or promotional expenses, (ii) interest and amortization under mortgages or any other secured or unsecured loan payable by Landlord, (iii) expenses separately reimbursed by any other tenants of the Property other than pursuant to the proportionate Common Area costs and expenses provisions in their respective leases, (iv) financing and refinancing costs, including fees paid by Landlord to obtain financing or refinancing such as origination fees and brokerage commissions, (v) non-cash depreciation, (vi) costs incurred in connection with the enforcement of leases, including attorneys' fees or other costs and expenses incurred in connection with summary proceedings to dispossess any other tenant, (vii) costs for repaying and restriping of the entirety of the parking area to the extent such costs exceed the reasonable costs for such paving and striping, but Common Area costs and expenses may include repaving and restriping performed not more often than once every ten (10) years for paving and more often than once every four (4) years for striping, and shall also include any patching or repairs of paved areas, (viii) any expenses associated with any special requirements of a particular tenant in connection with the Common Areas or the maintenance thereof, (ix) any insurance premium increase caused by the use of its premises by Landlord or any tenant other man Tenant or any such increase in premium attributable to vacant space and (x) costs incurred by Landlord to modify and/or expand the Common Area in connection with the construction of the Adjacent Building.

 (c)          Landlord or such other person as Landlord may appoint shall have the exclusive control and management of the Common Area and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Tenant agrees to abide by and conform to all such rules and regulations and to cause its employees, suppliers, shippers, customers and invitees to so abide and conform. Landlord shall not be responsible to Tenant for the non-compliance with said rules and regulations by any other tenants within the Building. Notwithstanding anything herein to the contrary, no rule or regulation not contained herein or attached as an exhibit hereto shall be binding upon Tenant unless same is reasonable in nature, does not unreasonably interfere with Tenant's use of the Premises for the Permitted Use, is applicable to all other tenants and occupants of the Property and is administered by Landlord in a reasonable manner for the beneficial operation of the Property by all tenants thereof.

(d)                         Under no circumstances shall the Tenant have the right to store any property, temporarily or permanently, within the Common Area. Any such storage shall be permitted only with the prior written consent by Landlord or Landlord's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur, then Landlord shall have the right, with the notice provided for in subparagraph (b) of Article XX (or earlier in the case of emergencies or to mitigate Landlord's damages), in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Tenant, which cost shall be immediately payable within ten (10) days after invoice therefor by Landlord.  Landlord acknowledges that trucks will be loading and unloading Tenant*s inventories in the loading areas adjacent to the Premises and that same may be parked only on that portion of the Common Areas along the west side of the Building designated "Trailer Parking Area" on Exhibit "A-l".

(e)                          (e) Landlord shall have the right, at Landlord's sole discretion and from time to time to (i) make changes to the Common Area, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (ii) close temporarily any portion of the Common Area for maintenance purposes so long as reasonable access to the Premises remains available; (iii) designate other land outside the boundaries of the Property to be a part of the Common Area; (iv) add additional buildings and improvements to the Common Area; (v) use the Common Area while engaged in making additional improvements or alterations to the Building, the Property, or any portions thereof; and (vi) do and perform such other acts and make such other changes in, to or with respect to the Common Area and the Property as Landlord may, in its discretion, deem to be appropriate, as long as none of the foregoing materially and unreasonably interferes with Tenant's use of the Premises or Common Areas as to parking, access or loading, unloading or shipping articles contained in the Premises.   Additionally, no material change to the Common Areas shall be made that would materially affect Tenant without Tenant's prior written consent, such consent not to be unreasonably withheld or delayed and which consent shall be deemed granted unless expressly denied in writing within thirty (30) days following Landlord's request therefor.

ARTICLE IX

ALTERATIONS AND IMPROVEMENTS

At the expiration or earlier termination of this Lease, Tenant shall deliver up the Premises with all improvements located thereon (including all mechanical, plumbing and HVAC systems) in good repair and condition, reasonable wear and tear excepted and also excepting any casualty to the extent Landlord is adequately and sufficiently compensated therefor by means of available insurance proceeds, and shall deliver to Landlord all keys to the Premises. Tenant shall also remove all trash and debris from the Premises and leave same in a "broom clean" condition. The cost and expense repairs necessary to restore the condition of the Premises to the condition in which they are to be delivered to Landlord according to the immediately preceding sentence shall be borne by Tenant. Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld as to interior, cosmetic, non-structural alterations. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property on expiration or earlier termination of this Lease and shall remain on the Premises without compensation to Tenant. All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant at the expiration or earlier termination of this Lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed shall, at the option of Landlord, become the property of Landlord. All such installations, removals and restoration shall be accomplished in a good, workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of the Building, the other improvements or the plumbing, electrical lines or other utilities.

ARTICLE X

INDEPENDENT OBLIGATIONS

All Basic Rental and Additional Rent shall be paid by Tenant to Landlord without abatement, deduction, diminution, deferment, suspension, reduction or setoff, except as otherwise explicitly provided for herein, and the obligations of Tenant shall not be affected by reason of damage to or destruction of the Premises from whatever cause; nor shall the obligations of Tenant be affected by reason of any condemnation, eminent domain or like takings (except as provided in Articles XVI and XVII hereof). It is the further express intent of Landlord and Tenant that (a) the obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and that the Basic Rental and Additional Rent, and all other charges and sums payable by Tenant hereunder, shall commence at the times provided herein and shall continue to be payable in all events unless the obligations to pay the same shall be terminated or modified pursuant to an express provision in this Lease; (b) all Impositions, insurance premiums, utility expense, repair and maintenance expense (except as expressly stated to be otherwise herein), and all other costs, fees, interest, charges, expenses, reimbursements and obligations of every kind and nature whatsoever relating to the Premises, or any portion thereof, which Tenant has agreed to pay pursuant to this Lease during the term of this Lease, or any extension or renewal thereof; shall be paid or discharged by Tenant as Additional Rent

ARTICLE XI

ASSIGNMENT AND SUBLETTING

Tenant shall not assign this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise or mortgage or pledge the same, 01 sublet the Premises, or any part thereof; without the prior written consent of Landlord and in no event shall any such assignment or sublease ever release Tenant from any obligation or liability hereunder. No assignee or sublessee of the Premises or any portion thereof may assign or sublet the Premises or any portion thereof.

If the Tenant desires to assign or sublet all or any part of the Premises, it shall so notify Landlord at least thirty (30) days hi advance of the date on which Tenant desires to make such assignment or sublease. Tenant shall provide Landlord with a copy of flic proposed assignment or sublease, and such information as Landlord might request concerning the proposed assignee or subtenants) to allow Landlord to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed assignee or subtenants).  Landlord shall request said information no later than fifteen (15) days after it has received Tenant's proposed assignment or sublease. Within fifteen (15) days after Landlord's actual receipt of Tenant's proposed assignment or sublease, and all required information concerning the proposed assignee or subtenants), Landlord shall have the option to:

(a)                 Consent to the proposed assignment or sublease; or

(b)                 Withhold (but not unreasonably) its consent to the proposed assignment or sublease, but allow Tenant to continue in the search for an assignee or sublessee that may be acceptable to Landlord.

Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the Rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an "event of default" as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rents against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. In the event of the transfer and assignment by Landlord of its interest in this Lease and the Premises, and the assumption of Landlord's future obligations hereunder by the transferee, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations occurring after the date of such transfer.

If Landlord consents to Tenant assigning its interest under this Lease or subletting all or any portion of the Premises, Tenant shall pay to Landlord (in addition to the Basic Rental and all other amounts payable by Tenant under this Lease) fifty percent (50%) of all "Net Profit" (as hereinafter defined) within ten (10) days following receipt thereof by Tenant. For the purpose hereof, the term "Net Profit" shall mean the total consideration received by Tenant from an assignee or sublessee (including any bonus payments and payments for operating expenses) incidental to an assignment or sublease less the actual costs incurred by Tenant in performing alterations or leasehold improvement for the assignee or sublessee, Tenant's legal fees and all leasing commissions paid by Tenant incidental to such assignment or sublease. In no event will the Basic Rental be reduced as a result of the sum of all assignment and sublease rents and consideration being less than the Basic Rental Said additional amount shall be paid to Landlord immediately upon receipt by Tenant of such rent or other considerations from the assignee or subtenant.

Notwithstanding anything in this Lease to the contrary, no consents from Landlord shall be required with respect to an assignment of this Lease or a sublease of all or any portion of the Premises to any party that controls, is controlled by or is under common control with Tenant or any guarantor of this Lease or an assignment of this Lease incidental to the sale of all or substantially all of Aladdin Manufacturing Corporation's assets in the State of Texas; provided, however, that any assignee assumes the obligations of Tenant relating to this Lease. Tenant shall promptly provide Landlord with written notice of such assignment or subletting.

ARTICLE XII

LIABILITY

Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Premises, resulting from, and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the Premises, or caused by the Building or other improvements becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Premises, or due to any cause whatsoever, except injury to persons or damage to property the sole cause of which is the negligence or willful misconduct of Landlord, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the Premises, the Landlord, Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, arising out of any such damage or injury or out of breach or default by Tenant hereunder. The provisions of this paragraph shall survive the expiration or earlier termination of this Lease. Landlord agrees to indemnify and hold Tenant harmless from and against any and all liabilities, costs, expenses, claims, damages or causes of action for damages (including without limitation reasonable attorneys' fees and other costs of legal representation) arising from or attributable to Landlord's gross negligence or willful misconduct or Landlord's breach or default of its obligations under this Lease following the expiration of the applicable period for the cure thereof.

ARTICLE XIII

MORTGAGES

Tenant accepts this Lease subject to any deeds of trust, security interests or mortgages which might now or hereafter constitute a lien upon the Premises and to deed restrictions, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the Premises. Tenant shall at any time hereafter, on demand, execute any instruments, releases or other documents that may be reasonably required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such deed of trust, security interest or mortgage. Tenant agrees to attorn to any mortgagee, trustee under a deed of trust or purchaser at a foreclosure sale or trustee's sale as Landlord under this Lease. With respect to any deed of trust, security interest or mortgage hereafter constituting a lien on the Premises, Landlord, at its sole option, shall have the right to waive the applicability of this paragraph so that this tease will not be subject and subordinate to any such deed of trust, security interest or mortgage. Tenant shall upon request by Landlord, execute and deliver from time to time, one or more instruments certifying mat this Lease is in full force and unmodified (or if modified stating the date and nature of each modification), the date through which the Basic Rental has been paid, the unexpired term of this Lease, and such other matters pertaining to this Lease as may be requested by Landlord. Notwithstanding the foregoing, this Lease shall not be subordinate to mortgages or deeds or trust hereafter arising unless and until Landlord has provided Tenant with an agreement (herein,, "Non-Disturbance Agreement") from the holder of such lien confirming that so long as Tenant is not in default in the performance of any covenants, conditions, terms or provisions of this Lease, Tenant's right of occupancy under this Lease shall not be disturbed. Landlord shall provide Tenant with a Non-Disturbance Agreement for any mortgage now affecting the Premises prior to the Commencement Date.

ARTICLE XIV

INSPECTION

Landlord and Landlord's agents and representatives shall have the right to enter upon and inspect the Premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required or permitted to be made by Landlord, and Landlord's agents and representatives shall have the right to enter upon the Premises at any reasonable time during business hours for the purpose of showing the Premises and shall have the right to erect on the Premises a suitable sign indicating the Premises are available for lease or for sale.

ARTICLE XV

INSURANCE; WAIVER OF SUBROGATION

Landlord agrees to maintain an "all risk" insurance policy covering the Building in an amount equal to the "replacement cost" thereof, insuring against the perils of fire, lightning, vandalism, malicious mischief and loss of rent and all other risks of direct physical loss. Subject to the provisions of this Lease, such insurance for the Building shall be for the sole benefit of Landlord and under its sole control. Tenant agrees to pay to Landlord, as Additional Rent, Tenant's Share of Landlord's cost of maintaining such insurance, together with such other insurance as Landlord deems reasonable and prudent Said payments shall be made to Landlord immediately upon presentation to Tenant of Landlord's statement setting forth the amount due, which statement shall be accompanied by a copy of the premium notice received by Landlord. In the event any such amount is not paid within twenty (20) days after the presentation to Tenant of the amount so due, the unpaid amount shall bear interest at the Maximum Rate from the date of such presentation until paid by Tenant Any payment to be made pursuant to this paragraph with respect to the year in which this Lease commences, expires or otherwise terminates shall bear the same ratio to the payment which would be required to be made for the full year as the part of such year covered by the term of this Lease bears to a full year.

Tenant shall procure and maintain throughout the term of this Lease a policy or policies of general commercial liability insurance, at its sole cost and expense, naming as additional insureds Landlord, and Landlord's managing agent and Tenant against all claims, demands or actions arising out of or in connection with: (i) the Premises; (ii) the condition of the Premises; (iii) Tenant's operations in and maintenance and use of the Premises; and (iv) Tenant's liability assumed under this Lease, the limits of such policy or policies to be in the amount of not less than $2,000,000.00 combined single limited/aggregate coverage. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord, and any such coverage shall be deemed primary and non-contributory to any liability coverage secured by Landlord. Certificates evidencing such coverage, together with receipts evidencing payment of premiums therefor, shall be delivered to Landlord prior to the Commencement Date of this Lease. Not less than fifteen (15) days prior to the expiration date of such coverage, certificates evidencing the renewal thereof shall be delivered to Landlord. Such certificates shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such coverage may be canceled or changed

Anything in this Lease to the contrary notwithstanding, the parties hereto waive any and all rights of recovery claim, action or cause of action against each other, their agents, partners, officers, and employees, for any loss or damage that may occur to the Premises hereby demised, or any improvements thereto, or the Building, or any improvements thereto, by reason of fire, the elements, or any other cause which could be insured against under the terms of "all-risk" insurance policies, regardless of cause or origin, including negligence of the parties hereto, their agents, partners, officers, and employees. Each party shall cause any policy of insurance carried by it to include a waiver of subrogation in favor of the other party affecting the waiver of claims set forth in the immediately preceding sentence.

ARTICLE XVI

DESTRUCTION AND RESTORATION

If the Building should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give prompt written notice thereof to Landlord.

If the Building should be totally destroyed by fire, tornado or other casualty, or if it should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, this .Lease shall terminate and the Rent shall be abated during the unexpired portion of this Lease, effective upon the date of die occurrence of such damage. Landlord shall notify Tenant in writing within forty-five (45) days after such damage or destruction, whether Landlord shall rebuild the Building within one hundred eighty (180) days. If Landlord does not so notify Tenant, Tenant shall be at liberty to terminate this Lease by written notice to Landlord given after said forty-five (45) day period but prior to the date that Landlord has notified Tenant that it shall rebuild the Premises.  If the Building should be damaged by any peril covered by the insurance to be provided by Landlord pursuant to the provisions of this paragraph, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair the Building to substantially the condition in which it existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements (other than the Leasehold Improvements described in Section 3.2 hereof) which may have been placed in, on or about the Premises by Tenant and except that Tenant shall pay to Landlord, upon demand, Tenant's Share of any applicable deductible amount specified under Landlord's insurance (which, during the primary term of this Lease only, shall be limited to a maximum of $10,000.00 for Tenant's Share). The Rent payable hereunder, shall abate by reason of damage or destruction to the extent that the Premises are rendered unusable by Tenant by a peril for which the Landlord is required to insure pursuant to the terms of this Lease. In the event that Landlord should fail to commence such repairs and rebuilding with ninety (90) days or to complete such repairs and rebuilding within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder (other than those which survive the termination of this Lease) shall cease and terminate.

Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Building or the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder (other than those which survive the termination of this Lease) shall cease and terminate, subject, however, to in terms of the Non-Disturbance Agreement.

ARTICLE XVII

CONDEMNATION

If the whole or any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises for the purposes contemplated by the Permitted Use, this Lease shall terminate and the Basic Rental shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall occur. If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or by right of eminent domain, or by private purchase in lieu thereof; and this Lease is not terminated as provided in this paragraph, this Lease shall not terminate but the Basic Rental payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

In the event of any such taking or private purchase in lieu thereof, Landlord shall be entitled to receive the entire price or award from any such taking or private purchase hi lieu thereof without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award. Landlord shall have full power and authority to negotiate with any public authority and to direct and control any legal proceedings involving or related to any such taking or private purchase in lieu thereof. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for loss of business or good will or for the taking of Tenant's trade fixtures, if a separate award for such items is made to Tenant.

ARTICLE XVIII

HOLDING OVER

Should Tenant, or any of its successors in interest, hold over the Premises, or any part thereof; after the expiration of the Lease Term, unless otherwise agreed in writing, such holding over shall constitute and be construed as tenancy from month to month only, at a Basic Rental equal to the Basic Rental payable for the last month of the term of this Lease plus fifty percent (50%) of such amount The holding over by Tenant, or any of its successors, for any part of a month shall entitle Landlord to collect the Rent called for under this paragraph for the entirety of such month. The provisions of this paragraph shall not be construed as Landlord's consent for the Tenant to hold over.

ARTICLE XIX

TAXES ON TENANTS PROPERTY

Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

ARTICLE XX

EVENTS OF DEFAULT

The following events shall be deemed to be events of default by Tenant under this Lease:

(a)         Tenant shall fail to pay any of the Basic Rental, Additional Rent or any other sums due by Tenant to Landlord under this Lease, and such failure shall continue for a period often (10) days after written notice thereof to Tenant; provided, however, that if Landlord has given Tenant two (2) or more such notices in any twelve (12) month period, no further notice need be given for the 12-month period following the second notice, and Tenant shall be in default under flu's Lease if Tenant fails to make any such payments within ten (10) days after same is due.

(b)         Tenant shall fail to comply with any term, provision or covenant of this Lease, other man the payment of Rent, and shall not cure such failure within thirty (30) days after written notice thereof to Tenant (or such longer time as may be reasonable if Tenant commences the cure of such default or breach within said thirty (30) day period diligently pursues the cure thereafter).

(c)         Tenant shall make an assignment for the benefit of creditors.

(d)         Tenant shall file a petition under any section or chapter of the United States Bankruptcy

Code, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder and such adjudication shall not be vacated or set aside within sixty (60) days.

(e)         A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant and such receivership shall not be terminated or stayed within sixty (60) days.

(0 Tenant shall desert or vacate any substantial portion of the Premises for a period often (10) or more days; provided, however, vacation of the Premises shall not constitute an event of default hereunder if, and so long as, (i) Tenant provides Landlord at least sixty (60) days prior written notice of Tenants intent to vacate, (ii) Tenant pays any additional insurance premiums which may result from such vacation, (iii) Tenant takes such action as Landlord may reasonably request to protect the Premises and Building from vandalism and trespass, and (iv) Tenant otherwise continues to observe and perform all Tenant's obligations and covenants contained in this Lease.

(f)                          If Tenant or a party mat controls, is controlled by or is under common control with Tenant or any guarantor of this Lease is in possession of all or any portion of the premises described in mat certain Industrial Lease Agreement (the "Other Lease") between Landlord and Tenant respecting certain premises lying within the Building and adjacent to the Premises and is in default under the terms of the Other Lease beyond any applicable notice and/or cure period.

ARTICLE XXI

LANDLORD'S REMEDIES

Upon the occurrence of any event of default specified in Article XX hereof; Landlord shall have the option to pursue any one or more of the following remedies without any further notice or demand whatsoever:

 (a)          Terminate this Lease, in which event Tenant shall immediately surrender me Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in Rent, enter upon and take possession and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, without being liable for prosecution or any claim for damages thereof; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including the loss of Rent for the remainder of the Lease Term.

(b)          Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim for damages therefor, and if Landlord so elects, relet the Premises on such terms as Landlord shall deem advisable and receive the Basic Rental thereof; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term.   The deficiency to be paid by Tenant to Landlord shall be the equivalent of the amount of the Basic Rental and Additional Rent which would be payable under this Lease by Tenant, less the net proceeds of any reletting effected pursuant to this subsection (b) after deducting all of Landlord's reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs and expenses of preparation of the Premises or any portion thereof, for such reletting. Landlord need not give Tenant any written notice whatsoever, other than that which is required by Article XX above, of Landlord's intent to take possession of the Premises and expel or remove Tenant.

(c)          Enter upon die Premises, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

(d)          At any time after an event of default, whether or not Landlord shall have collected any monthly deficiency as set forth in subsection (b) above, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, as and for final damages for Tenant's default, an amount equal to the difference between the then present worth of the aggregate of the Basic Rental and Additional Rent and any other charges to be paid by Tenant hereunder for the unexpired portion of the Lease Term (assuming this Lease had not been terminated), and the men present worth of the then aggregate reasonable fair market rent of the Premises for the same period. In computation of present worth, a discount at the rate of 6% per annum shall be employed.

No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous default Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute & forfeiture or waiver of any Rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of Rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default No waiver by Landlord of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this Lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Premises and the loss of Rent for the remainder of the Lease Term. In case of Tenant's dispossession from the Premises, Landlord shall use commercially reasonable efforts to relet the Premises and to mitigate damages.

ARTICLE XXII

SURRENDER OF PREMISES

No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and subscribed by the Landlord.

ARTICLE XXIII

ATTORNEYS' FEES

If on account of any breach or default by either party of its respective obligations under this Lease it should be necessary or appropriate for the non-defaulting party to bring any action under this Lease or to enforce or defend any of the non-defaulting party's rights hereunder, then the defaulting party agrees in each and any such case to pay to the non-defaulting party a reasonable attorneys' fee.

ARTICLE XXIV

RESERVED PARKING

Landlord shall reserve for the exclusive use of Tenant and its employees, agents and contractors (i) one hundred twenty-three (123) surface parking spaces hi the areas depicted as the "Reserved Parking Area" on Exhibit "A-l", and (ii) twenty (20} trailer parking spaces in the area depicted as the "Trailer Parking Area11 on Exhibit "A-l".  Landlord shall not be liable to Tenant for the failure of any of other tenants of the Building, or such tenant's invitees, employees, agents or customers or other third parties to comply with the designation of Reserved Parking Area and the Trailer Parking Area, but shall upon request by Tenant use diligent, good faith efforts to cause such tenants, invitees, employees, agents, customers or other third parties to comply with same. It is understood that Landlord and its agents and employees shall not be liable for loss or damage to any vehicle parked by Tenant or under Tenant's rights herein and/or to the contents thereof, and Tenant waives any claim against Landlord for and in respect thereto, unless such loss or damage is caused by the acts or omissions of Landlord or Landlord's agents, contractors, invitees or employees.

Landlord shall have the right to close any portion of the parking facilities at the Property and deny access thereto in connection with any repairs as may reasonably be required, without liability, cost or abatement Except in the case of emergency repairs (or repairs which Landlord reasonably perceives to be an emergency), Landlord shall perform any scheduled repairs or replacements of the parking facilities in such a manner and at such dates and times so as to minimize any interference with Tenant's business operations in the Premises, and shall give Tenant not less than ten days prior written notice thereof.

ARTICLE XXV

MECHANICS LIEN

Tenant shall have no authority, express or implied, to create, place or allow any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the Rent payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument Tenant covenants and agrees mat it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease.

ARTICLE XXVI

SIGNS

Tenant shall have the right to install signs upon the Premises only when first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, restrictions, regulations and other requirements. Tenant shall remove all such signs upon the expiration or other termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of any buildings or other improvements on the Premises, and Tenant shall repair any injury or defacement including without limitation discoloration, caused by such installation or removal.

ARTICLE XXVII

NOTICES

Each provision of this Lease, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

(a)         All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord in Dallas County, Texas, at 15601 Dallas Parkway, Suite 100, Addison, Texas 75001, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

(b)         Except as otherwise specifically set forth herein, any notice or document required to be delivered hereunder shall be in writing and shall be deemed received when delivered if sent by a recognized, commercial courier for same day delivery and shall be deemed received on the next business day if sent by a nationally recognized overnight courier (such as Federal Express or Purolator) with delivery specified for the next business day or two (2) business days after being deposited in the United States mail, postage prepaid, certified or registered mail, return receipt requested, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

LANDLORD:                  CP-Coppell Industrial, Ltd.

15601 Dallas Parkway, Suite 100

Dallas, Texas 75001

WITH COPY TO:            Stanley K. Barth

Andrews & Barth, P.C.

8235 Douglas Avenue, Suite 1120

Dallas, Texas 75225

WITH COPY TO:            The Chase Manhattan Bank

2200 Ross Avenue, Third Floor

Dallas, Texas 75201

TENANT:                       Aladdin Manufacturing Corporation

160 South Industrial Boulevard

Calhoun, Georgia 30701

Attention: Salvatore J. Perillo, Esquire

ARTICLE XXVIII

SEPARABILITY

If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid, or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

ARTICLE XXIX

QUIET ENJOYMENT

Provided Tenant has performed all of the terms, covenants, agreements and conditions of this Lease, including the payment of Rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereof, without hindrance from Landlord, subject to the Permitted Encumbrances and me terms and conditions of this Lease. Landlord covenants and warrants that Landlord is the true and lawful owner of the Premises (including, without limitation, the Common Areas), subject only to the Permitted Encumbrances and has good right and full power to let and lease the same.

ARTICLEXXX

EXISTENCE OF BROKER

Tenant represents and warrants that it has not contacted or dealt with any real estate broker or agent in connection with the execution of this Lease other than Jackson & Cooksey (the "Agent") and Alliance Partners, Inc.

Landlord will be responsible for the payment of a commission to the Agent pursuant to a separate written agreement

Agent has acted in cooperation with Alliance Partners, Inc., and Agent shall pay Alliance Partners, Inc. a portion of the commission pursuant to a separate agreement between Agent and Alliance Partners, Inc. Landlord shall have fully discharged its obligations hereunder upon payment of a commission to Agent

Tenant agrees to indemnify and hold harmless Landlord against all liabilities and costs (including but not limited to attorney's fees) incurred by Landlord as a result of Tenant's breach of any covenant, agreement, warranty or representation contained in this Article XXX. Landlord warrants and represents to Tenant that except for fee commission to be paid to Agent by Landlord, Landlord has not dealt with any other real estate broker or agent in connection with the execution of this Lease. Landlord hereby agrees to indemnify and hold Tenant harmless from and against any and all costs, expenses (including attorneys' fees) incurred by Tenant as a result of Landlord's breach of any covenant, agreement, warranty or representation contained in this Article XXX.

ARTICLE XXXI

TENANTS REMEDIES

In the event Landlord defaults in .the performance of any of its obligations to Tenant hereunder, or breaches any warranty or representation, express or implied, to Tenant in connection with this Lease or the Premises, and such default or breach continues for a period of thirty (30) days following written notice thereof from Tenant to Landlord (or such longer time as may be reasonable if Landlord commences the cure of such default or breach within said 30 day period and diligently pursues the cure thereafter), then Tenant may, as it sole remedies (i) if the default relates to the Landlord's obligations (A) to complete "punchlist items pursuant to Article H, (B) as to the construction guaranty contained in Section 3.3 hereof; (C) under Section 8.1 hereof; or (D) to maintain the Common Area under Section 8.7 hereof, Tenant may take such action as is reasonably necessary to cure Landlord's default if Tenant includes in its written notice to Landlord a provision that Tenant will or may take such action,, (ii) bring suit against Landlord for damages or (iii) bring suit to specifically enforce Landlord's obligations under this Lease.  Further, if the default relates to Landlord's obligations under Section 8.1, Landlord shall pay the amount of Tenant's deductible (up to a maximum amount of $1,000.00) relating to Tenant's insurance claim for any damage to Tenant's contents. In the event Tenant cures such default by Landlord as provided in item (i), then Landlord will reimburse Tenant all reasonable costs and expenses incurred by Tenant in curing Landlord's default. Notwithstanding the foregoing provisions, if Landlord has failed to maintain the roof as required by Section 8.1 and the contents of the Premises are in imminent danger of damage due to water leaking or other elements, then Tenant may cure Landlord's obligations if Landlord fails to commence the cure thereof within twenty-four (24) hours following Tenant's notice to Landlord. Except as otherwise expressly provided for herein, Tenant shall have no right of set-off against payments due to Landlord hereunder and shall have no right to terminate this Lease, and Tenant hereby waives such remedies. It is expressly agreed mat the obligations of Landlord hereunder are independent of Tenant's obligations.   Landlord shall have no personal liability to Tenant for any such default or breach by Landlord, and have no personal liability to Tenant for any such default or breach by Landlord, and Tenant specifically agrees to look solely to Landlord's interest in the Building and the Land situated thereunder for payment of any damages suffered by Tenant Pending resolution of any controversy hereunder (as evidenced by a final, nonappealable order issued by a court of competent jurisdiction), Tenant shall continue to pay to Landlord all sums which are and become due to Landlord hereunder, without deduction or set-off. Following a final, nonappealable order issued by a court of competent jurisdiction evidencing a monetary sum owed by Landlord to Tenant, Tenant may offset the amount owed by Landlord from the Basic Rental owed by Tenant to Landlord; provided, however, the amount of offset each month shall in no event exceed twenty percent (20%) of the installment of Basic Rental due that month, unless the aggregate amount to be offset exceeds the total Basic Rental to accrue for the remainder of the Lease Term, in which event the monthly limitation as to the amount which may be offset shall be limited to the total amount owing by Landlord to Tenant divided by the number of months remaining during the Lease Term. Any sums owed by Landlord to Tenant shall bear interest at the Maximum Rate. Subject to the limitations contained in the following paragraph of this Article XXXI, Tenant shall at all times have the right of levy with respect to any judgment it obtains against Landlord. Tenant hereby expressly waives and disclaims any Hen or claim which Tenant has or may have in and to any property belonging to the Landlord or on the Rent due to the Landlord under this Lease/ The term "Landlord," as used in this Lease so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Premises, and in the event of any transfer or transfers or conveyance of the Premises and this Lease and the assumption by the transferee of Landlord's obligations hereunder, the then grantor shall be automatically freed and relieved from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed (but not as to matters theretofore occurring), provided that any funds in the hands of such landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provision of this Lease shall be paid to Tenant The covenants and obligations contained in this Lease on the part of Landlord shall, subject to the aforesaid, be binding on Landlord's successors and assigns, during and in respect of their respective successive periods of ownership. If Landlord fails to perform any of its obligations under this Lease and Tenant recovers a money judgment against Landlord, such judgment may be satisfied only out of (i) proceeds produced upon execution of such judgment and levy thereon against Landlord's interest in the Property and improvements thereon, (ii) the rents or other income from the Property receivable by Landlord, and (iii) if Landlord's failure of performance is hi respect of any covenant or obligation under Articles XVI or XVII, Landlord's share of any condemnation award and the proceeds of any casualty insurance maintained by Landlord in respect of the Property. The foregoing provisions shall not relieve Landlord from the performance of any of Landlord's obligations under this Lease, but only to limit Landlord's liability in the case of the recovery of a monetary judgment against it, nor shall the foregoing provisions limit or otherwise affect Tenant's right to obtain injunctive relief or specific performance or avail itself of any other right or remedy that this Lease or the law may accord Tenant.

ARTICLE XXXII

ESTOPPEL CERTIFICATES

Landlord and Tenant agree to furnish from time to time when requested by the other, a signed certificate confirming and containing such factual certifications and representations reasonably deemed appropriate by the party requesting such certificate, and shall, within thirty (30) days following receipt of said proposed certificate and request for execution, return a fully executed copy of said certificate to the requesting party. In the event the party being requested to execute such certificate shall fail to return a fully executed copy of such certificate to the other party within the foregoing thirty (30) day period, then the party being requested to execute such certificate shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate.

ARTICLE XXXIII

NOTICE TO LENDER

If the Premises or the Building or any part thereof are at any time subject to a first mortgage or a first deed of trust or other similar instrument and this Lease or the rentals are assigned to a mortgagee, trustee or beneficiary and the Tenant is given written notice thereof, including the post office address of such assignee, then the Tenant shall not take any action on account of any default on the part of the Landlord mat would bind or affect said assignee without first giving written notice by certified or registered mail, return receipt requested, or by personal or courier delivery or as otherwise provided for in the Non-Disturbance Agreement, to such assignee, specifying the default in reasonable detail, and affording such assignee a reasonable opportunity to perform, at its election, for and on behalf of the Landlord.

ARTICLE XXXIV

LANDLORD APPROVALS

Any approval by Landlord or Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications which are prepared in connection with any construction of improvements in the Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as may be required hereunder in connection with Tenant's construction of improvements in the Premises in accordance with such drawings, plans and specifications. Landlord shall be responsible for the payment of any drawings, plans and specifications which are prepared by or on behalf of Landlord.

ARTICLE XXXV

JOINT AND SEVERAL LIABILITY

If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.  If there be a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against the Tenant hereunder before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

ARTICLE XXXVI

GENDER

Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

ARTICLE XXXVII

CAPTIONS

The captions contained in this Lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this Lease.

ARTICLE XXXVIII

ENTIRE AGREEMENT; AMENDMENTS; BINDING EFFECT

Neither party to this Lease has made or relied on any representations, warranties, covenants or agreements with respect to the Premises or any other matters affecting or relating to this Lease except as contained herein and this Lease supersedes and replaces any prior representations, warranties, covenants or agreements, whether written or oral, which may have been made by either party with respect to the Premises or other matters contained in this Lease. This Lease contains the entire agreement between me parties hereto with respect to the Premises and all other matters contained in this Lease and this Lease may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of urn tease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof.  The terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

ARTICLE XXXIX

GOVERNING LAW AND PLACE OF PERFORMANCE

This Lease shall be governed by the laws of the State wherein the Land is located. Tenant shall perform all covenants, conditions and agreements contained herein, including but not limited to payment of Rent, in Dallas County, Texas.

ARTICLE XL

GOOD STANDING/DUE AUTHORIZATION

Contemporaneous with the execution of this Lease, Tenant shall provide to Landlord the following:

(a)                       A copy of Tenant's Good Standing, or similar certificate, issued by the Secretary of State of the state of Tenant's incorporation; and

(b)                      (b)         A copy of the appropriate corporate resolutions, certified by the secretary or die assistant secretary of the Tenant, evidencing the authorization of the Tenant to execute this Lease.

In the event a guaranty agreement is executed with respect to this Lease, Tenant shall additionally provide to Landlord, contemporaneous with the execution of this Lease, the items listed above for the guarantor.

ARTICLE XLI

FINANCIAL STATEMENTS

Within fifteen (15) days following Landlord's written request, Tenant will provide to Landlord the most current annual report (including financial statements) of Mohawk Industries, Inc. Landlord may disclose and share such annual reports (including financial statements) (i) with Landlord's advisors; attorneys; consultants; and lenders, investors and purchasers (as well as prospective lenders, investors and purchasers) and (ii) as required by any applicable law, rule, regulation or order.

ARTICLE XLII

MEMORANDUM OF LEASE

Upon not less than ten (10) days prior written request by either party, the parties hereto agree to execute and deliver to each other a Memorandum of Lease, in recordable form, setting forth the following:

(a)         The date of this Lease;

(b)         The parties of this Lease;

(c)          The term of this Lease;

(d)          The legal description of the Land; and

(e)          Such other matters reasonably requested by Landlord to be stated therein.

ARTICLE XLIII

RENEWAL OPTION

Landlord hereby grants Tenant (but no assignee or subtenant) one (1) option to renew this Lease for a period of sixty (60) months. The renewal option shall be exercised by Tenant notifying Landlord thereof in writing not less than two hundred forty (240) days prior to the expiration of the then current lease term, as the case may be.  Such renewal shall be subject to all of the terms and conditions of this Lease except that (i) the rentals payable during each renewal term shall be as set forth below and (ii) no further renewal option shall exist during the renewal term. It shall be a condition to Tenant's exercising the renewal option herein granted that Tenant not be then in default under this Lease beyond any applicable notice and cure period.

The Basic Rental for each renewal term shall be based on the then prevailing rental rates for properties of equivalent quality, size, utility and location in the Dallas/Forth Worth market, with the length of the lease term and the creditworthiness of the Tenant taken into account; provided, however, that in no event shall the Basic Rental in any renewal period be less than the Basic Rental for the last month immediately preceding said renewal period.  Upon notification from Tenant of its intent to exercise each renewal option, Landlord shall, within fifteen (15) days thereafter, notify Tenant in writing of the Basic Rental for the applicable renewal term; Tenant shall, within fifteen (15) days following receipt of same, notify Landlord in writing of the acceptance or rejection of the proposed Basic Rental. In the event of rejection by Tenant, the Basic Rental for the applicable renewal term shall be determined as follows:

(a)         Within fifteen (15) days following notification of rejection, Landlord and Tenant shall each select an arbitrator who shall be a Licensed Texas real estate broker having a minimum of five (5) years experience in leasing industrial space and being a member of the North Chapter of the Texas Society of Office and Industrial Realtors (or its successor organization). Notice shall be given to the other party of the name of the arbitrator selected. If either Landlord or Tenant fails to appoint such an arbitrator within the allocated time, the arbitrator appointed by the other party shall make the determination of the Basic Rental and this determination shall be final and binding on bom parties.

(b)         If both Landlord and Tenant appoint an arbitrator in accordance with the provisions above and the two arbitrators cannot agree upon a Basic Rental for the renewal term within thirty (30) days following their appointment, the two arbitrators shall forthwith select a third disinterested and qualified arbitrator having like qualifications and each of the original arbitrators will immediately submit his or her judgment as to the appropriate Basic Rental hi writing to the third arbitrator. Within ten (10) days after such submittal, the third arbitrator shall make the determination of the Basic Rental for such renewal period and the determination of the third arbitrator shall be final and binding on both parties. In the event the two arbitrators appointed by the Tenant and Landlord cannot agree upon a third arbitrator, men the third arbitrator shall be appointed by the then President of the Norm Chapter of the Texas Society of Office and Industrial Realtors (or its successor organization).   The Basic Rental agreed to by the two appointed arbitrators or, if applicable, the Basic Rental determined by the third arbitrator shall be final and binding upon the parties hereto. Landlord and Tenant shall each bear the expense of their arbitrator and the expense of a third arbitrator, if needed, shall be shared equally by both parties.

ARTICLE XLIV

GENERAL PROVISION

(a)         Landlord shall be responsible for and shall pay according to law any transfer or conveyance taxes or for any documentary stamps, if any, required to be paid in connection with the making of this Lease or the recordation of a memorandum hereof.

(b)         Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any land whatsoever which are beyond the control of the party required to take such action; however, there shall be no extension for the payment of any monetary sums, nor shall any such matter extend any of the time periods provided in Article XLIII hereof.

(c)         Except as otherwise expressly provided in this Lease to the contrary, any consent or approval required to be given or obtained hereunder by either party shall not be unreasonably withheld, delayed or conditioned by either party hereto, and any exercise of discretion to be made hereunder by either party shall be reasonably made without undue delay. Any matter that is described herein to be to a party's satisfaction shall be to such party's reasonable satisfaction.

(Signatures on following page]

Executed by Landlord to be effective as of the 13th day of March, 2002.

LANDLORD:

CP-COPPELL INDUSTRIAL, LTD.,

a Texas limited partnership

By:       Champion-Coppell Industrial, Ltd.,

a Texas limited partnership,

its General Partner

By:        Coppell-Champion, Inc.,

a Texas corporation,

its General Partner Jeffrey L Swope, President

Executed by Tenant to be effective as of the 12th day of March, 2002.

TENANT:

ALADDIN MANUFACTURING CORPORATION,

a Delaware corporation

By:_____

Printed name:Salvatore J Perillo

Title:ASST. Secretary

EXHIBIT "A"

LAND

LEGAL DESCRIPTION

Being a 100.0 acre tract of land out of the S.A. and M.G. RJL survey, Abstract No. 1439, in Dallas, Texas and also being the same tract of land described in a Deed to Coppell Industrial N.V., a Netherlands Antilles corporation and recorded in Volume 82071, Page 1061, Deed Records, Dallas County, Texas and being more particularly described by metes and bounds as follows:

Beginning at a fence post found for the Northeast corner of the herein described tract also being the Southeast comer of a tract of land described in a Deed of Sunbelt Business Center and recorded in Volume 80151, Page 892, said Deed Records, Said fence post is in the West right-of-way of an abandoned Cotton Belt Railroad Spur;

Thence S 00 04'53" W, with the abandoned railroad spur right-of-way, at 1,716.43 feet pass a fence comer and continue generally with the fence a total distance of 1,887.36 feet to a capped 5/8 inch iron found;

Thence S 11 37'29" E, 151.76 feet continuing with the abandoned spur right-of-way and generally along fence to a capped 5/8 inch iron found;

Thence S 00*1329" E, 193.47 feet continuing with the abandoned spur right-of-way and generally along fence to a capped 5/8 inch iron found in the Northerly right-of-way line of Bethel School Road (County Road No. 23);

Thence along the Northerly right-of-way line of Bethel School Road and generally along a fence the following courses and distances:

N 88 06'36n W, 97.63 feet to a capped 5/8 inch iron found;

N 83 45'02" W, 119.01 feet to a capped 5/8 inch iron found;

N 81 34'41" W, 417.48 feet to a capped 5/8 inch iron found;

S 89 26'52" W, 1,406.39 feet to a capped 5/8 inch iron found for the Southwest comer of this tract and the Southeast comer of 236.956 acre tract described in a Deed to Ward Hunt and recorded in Volume 82071, Page 1167, said Deed Records;

Thence N 00 35'58" W, 2,139.20 feet leaving the right-of-way line of Bethel School Road and with the Easterly line of said Hunt tract to a 5/8 inch iron pin with cap stamped "Carter & Burgess", set in an old fence line and in the Southerly line of said Sunbelt Business Center tract;

Thence N 89 14'54M E, 2,029.08 feet with the Southerly line of said Sunbelt Business Center tract to the point of beginning and containing 100.0 acres of land.

EXHIBIT "B"

PERMITTED ENCUMBRANCES

1.    Deed of Trust from CP-COPPELL INDUSTRIAL, LTD., a Texas limited partnership to DAVID

MENDEZ, Trustee, dated 10/13/2000, filed 10/18/2000, in Volume 2000203, Page 5383, Deed

Records, Dallas County, Texas, securing two (2) notes in the principal sums of $13,075,000.00,

and $2,200,000.00, payable to THE CHASE MANHATTAN BANK, and securing other indebtedness as described therein.

2.    Financing statement executed by CP-COPPELL INDUSTRIAL, LTD. as debtor, in favor of THE

CHASE MANHATTAN BANK as secured party, filed 10/18/2000, in Volume 2000203, Page

5396, Deed Records, Dallas County, Texas.

3.    30* building line, 24* fire lane, 10* landscape areas, 10* gas easement, 15* electric easement, 15'

gas and electric easement, 20* x 20* water easements and 20* common access and private utility easement as shown on the plat recorded in Volume 2000200, Page 00669, Map Records of Dallas

County, Texas, and as shown on survey of Charles F. Stark, R.P.L.S. 5084, dated 08/28/2000.

4.    Easement Agreement dated January 1, 2001, granting to the City of Coppell easements for construction, access and construction recorded in Volume 2001026, Page 03950, Deed Records,

Dallas County, Texas.

5.    Drainage Easement Agreement dated January 1, 2001, in Volume 2001026, Page 03904, Deed

Records, Dallas County, Texas

6.    Easement and Right of Way in favor of TXU Gas Company, dated August 31, 2001, in Volume

2001209, Page 03308, Deed Records, Dallas County, Texas

EXHIBIT "C"

DESIGN CRITERIA

Initial Lease Premises
Dimension:	200,000 square feet - 250' x 800'
Office Area:	13,000 square feet in layout to be mutually agreed upon based on a $30 per square foot allowance. A payment will be made to Mohawk for the flooring for the office area that will be provided by Mohawk.
Automobile Parking:	The lease premises will be provided with a total of 123 automobile spaces comprised of 65 existing spaces, 58 new spaces.
Trailer Storage:	Onsite storage for a minimum of 20 trailers shall be provided along the dock side of the building where the current landscaped yard will be removed and paved.
Paving Modification:

To facilitate ease of trailer maneuvering and provide additional parking, two areas of the existing 130' deep truck court will be increased:

Area 1 a depth of 190* by the addition of an area 60* deep by a length of 290 feet and Area II a depth of 160' by the addition of an area 30* deep by a length of 210'feet.

Dock Configuration:

Single sided dock with total of twenty-six (26) overhead doors comprised of eighteen (18) existing and eight (8) new. 48" Dock height with a general truck court depth of 160'.

One (1) drive in 14' x 14' truck door with ramp

Two (2) 24" dock height doors with ramp

Twenty-three (23) typical overhead doors

The truck doors shall be typically non-insulated 9* x 10', 20- gauge, sectioned vertical lift doors as manufactured by Windsor Company.

Dock Equipment:

Ten (10) Doors w/30,000 lb. levelers, Rite Kite or Tenant approved equal; Phoenix dock light at each door, dock bollards at each door. Nine (9) edge of dock plates will be provided in the 200,000 square foot space, location to be mutually agreed upon.

Existing Sprinkler System:	75 psi minimum ESFR system without in-rack sprinkler system.
Battery Charging:	Twenty (20) battery charging connections and other requirements per code.
Electrical:	Provide one (1) 480v/100a disconnect for cutting tables within I SO1 of main electrical service entrance.
Existing Roof:	Roofing is a Carlisle 10-year bondable, single ply 45 mechanically fastened EPDM membrane system.
Existing Smoke/Heat Evacuation:	Three air changes per hour.
Lighting:

Provide one (1) 1,000 watt, metal halilde fixtures per 1,500 square feet of warehouse area. Premium for 30 footcandles average with minimum of 20 footcandles at 36 above floor level lighting to be designed around storage and rack plan submitted by Mohawk to be paid by Mohawk.

Security:	Complete fire alarm system as required by code.
Walls:

Interior demising wall shall be two hour rated gypsum board assembly on steel stud framing. Joints shall be fire taped. Tilt up wall shall be caulked on both sides. The exterior side of the panels have been painted.

Existing Exterior Lighting	The dock sides of the building have been provided with 400 watt, metal halide wall pak fixtures on 100' centers at 24' above dock paving.
Signage	Landlord will provide tenant a $5,000 allowance for signage.
Warehouse Floor	Warehouse floor is sealed with Lapidolith sealer and shall be cleaned. Expansion joints have been sealed.

EXHIBIT  "D"

PRELIMINARY PLANS

EXHIBIT "D-l"

FINAL PLANS AND SPECIFICATIONS

GUARANTEE

This is 3 guarantee of an Industrial Lease Agreement dated as of March 13* 2002 (the "Lease"), by and between CP-COPPELL INDUSTRIAL, LTD., s Texas limited partnership, hereinafter called "Landlord", and ALADDIN MANUFACTURING CORPORATION, a Delaware corporation, hereinafter called 'Tenant", respecting approximately 200,000 square feet of space within a certain building situated in Dallas County, Texas, FOR VALUE RECEIVED, and in consideration for, and as an inducement to Landlord to enter into the foregoing Lease, the undersigned hereby jointly and severally (if more than one) guarantee to Landlord and its successors and assigns the payment of all rentals specified thereunder and all other payments to be made by Tenant under the Lease, and the foil performance and observance by Tenant of all the terms, covenants, conditions and agreements therein provided to be performed and observed by Tenant for which each of the undersigned shall be jointly and severally liable with Tenant, without requiring any notice of nonpayment, nonperformance or nonobservance, or proof of notice or demand, whereby to charge the undersigned, all of which each of the undersigned does hereby expressly waive, and each of the undersigned expressly agrees that the Landlord and its successors and assigns may proceed against the undersigned separately or jointly, before, after or simultaneously with the proceedings against Tenant for default, and that this Guarantee shall not be terminated, affected or impaired ia any way or manner whatsoever by reason of the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease, or by reason of summary of other proceedings against Tenant, or by the omission of Landlord to enforce any of its rights against Tenant or by reason of any extensions of time or indulgences granted by Landlord to Tenant. Each of the undersigned further covenants and agrees (i) that the undersigned will be bound by all of the provisions, terms, conditions, restrictions and limitations contained in the Lease, the same as though the undersigned was named therein as Tenant; and (ii) that this Guarantee shall be absolute and unconditional and shall remain and continue in full force- and effect as to any renewal, extension, amendment, addition, assignment sublease, transfer or other modification of fee Lease, whether or not the undersigned shall have arty knowledge or have been notified of or agreed or consented to any such renewal, extension, amendment, addition, assignment, sublease, transfer or other modification of the Lease; however, the undersigned shall not be bound by any and all modifications to the Lease which are not consented to in writing by the undersigned, If Landlord at any time is compelled to take any action or proceeding in court or otherwise to enforce or compel compliance with the terms of this Guarantee, each of the undersigned shall, in addition to any other rights and remedies to which the Landlord may be entitled hereunder or as a matter of law or in equity, be obligated to pay all costs, including attorneys' fees, incurred or expended by Landlord in connection with any enforcement by Landlord if Landlord is successful in enforcing or compelling compliance of any of the terms of this Guarantee. Further, each of the undersigned hereby covenants and agrees to assume the Lease and to perform all of the terms and conditions thereunder for the balance of the original term should the Lease be disaffirmed by any Trustee in Bankruptcy for Tenant All obligations and liabilities of the undersigned pursuant to this Guarantee shall be binding upon the heirs, legal representatives, successors and assigns of each of the undersigned, and each of the undersigned and its heirs, legal representatives, successors and assigns shall remain fully liable under the Lease and this Guarantee regardless of any merger, corporate reorganization or restructuring involving Tenant regardless of the resulting organization, structure or ownership of Tenant. This Guarantee shall be governed by and construed in accordance with the laws of the State of Texas.

Each of the undersigned hereby unconditionally consents and agrees tbat any legal action brought under this Guarantee may be brought in any State Court of the State of Texas, or in a Federal United States Court in Texas and each of the undersigned hereby unconditionally consents to the jurisdiction of such courts in connection with any cause of action brought by or against Tenant and/or Guarantors) in any way directly or indirectly related to the Lease or this Guarantee.

This Guarantee shall be enforceable against each person signing this Guarantee, even if only one person signs and regardless of any failure of other persons to sign this Guarantee. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joist and several, in each and every particular and shall be folly binding upon sad enforceable against either, any or all of fee undersigned. Further, the liability of each of the undersigned shall not be affected or impaired by any roll or partial release of, settlement with, or agreement not to sue, Tenant or any other guarantor or other person liable in respect of the Lease, which Landlord is expressly authorized to do, omit or suffer from time to tune, without notice to or approval by any of the undersigned. The singular herein shall include the plural and the plural shall include the singular when referring to &e undersigned.

At any time that Tenant is required to furnish a certificate pursuant to the Lease, each of the undersigned, by guarantying the terms and conditions of the Lease, agree that such Guarantor, upon thirty (30) days prior written request to Tenant, shall certify (by written instrument, duly executed, acknowledged and delivered to Landlord and to any third person designated by Landlord in such request) whether such person concurs with the statements set forth in said certificate by Tenant (and, if not, identifying specifically the items or matters to which such Guarantor does not concur) and that the guarantee of such person remains in full force and effect as to all obligations of Tenant under the Lease. Failure to deliver such certificate to Landlord (and any such designated third party) within such thirty (30) day period shall constitute automatic approval of the requested certificate as though such certificate had been fully executed and delivered by such Guarantor to Landlord and such designated third party.

 Within fifteen (15) days following Landlord's written request, Guarantor will provide to Landlord Guarantor's most current annual report (including financial statements). Landlord may disclose and share such annual reports (including financial statements) (i) with Landlord's advisors; attorneys; consultants; and lenders, investors and purchasers (as well as prospective lenders, investors and purchasers) and (ii) as required by any applicable law, rule, regulation or order.

IN WITNESS WHEREOF, the undersigned have set their hands to four (4) original counterparts of this Guarantee as of the 13th day of March, 2002.

GUARANTOR:

MOHAWK INDUSTRIES, INC.,

a Delaware corporation

Printed Name:Salvatore J. Perillo

Title:Asst. Secretary

INDUSTRIAL LEASE AGREEMENT

Date: March 13 2002 between CP-COPPELL INDUSTRIAL, LTD., a Texas Limited Partnership and ALADDIN MANUFACTURING CORPORATION, a Delaware corporation

TABLE OF CONTENTS

Page

ARTICLE I	1
DEFINITIONS	1
ARTICLE II	1
LEASE GRANT	1
Section 2.1 Premises	1
Section 2.2 Permitted Encumbrances	2
ARTICLE III	2
CONSTRUCTION OF LEASEHOLD IMPROVEMENTS	2
Section 3.1 Design Criteria	2
Section 3.2 Leasehold Improvements	2
Section 3.3 Construction Guaranty	3
ARTICLE IV	4
RENT	4
Section 4.1 Payment of Rent	4
Section 4.2 Periodic Payment of Reimbursable Expenses; Adjustments	4
Section 4.3 Rent Adjustment	4
Section 4.4 [INTENTIONALLY OMITTED]	4
Section 4.5 Survival of Obligations	4
Section 4.6 Delinquent Payments	4
Section 4.7 Independent Obligations	5
ARTICLE V	5
OTHER ASSESSMENTS	5
Section 5.1 Payment of Impositions	5
Section 5.2 Other Impositions	5
Section 5.3 Landlord's Right to Contest	5
Section 5.4 Landlord's Covenants	5
ARTICLE VI	6
UTILITIES	6
ARTICLE VII	6
USE; COMPLIANCE WITH LAWS	6
Section 7.1 Permitted Use	6
Section 7.2 Hazardous Materials	6
Section 7.3 Compliance with Laws and Ordinances	8
Section 7.4 Compliance with Permitted Encumbrances	8
ARTICLE VIII	8
REPAIRS AND MAINTENANCE	8
Section 8. 1 By Landlord	8
Section 8.2 By Tenant	8
Section 8.3 Prohibition Against Waste	9
Section 8.4 Landlord's Right to Effect Repairs	9
Section 8.5 Misuse or Neglect	9
Section 8.6 Maintenance/Service Contracts	9
Section 8.7 Common Area	9
ARTICLE IX	10
ALTERATIONS AND IMPROVEMENTS	10
ARTICLE X	11
INDEPENDENT OBLIGATIONS	11
ARTICLE XI	11
ASSIGNMENT AND SUBLETTING	11
ARTICLE XII	12
LIABILITY	12
ARTICLE XIII	12
MORTGAGES	12
ARTICLE XIV	12
INSPECTION	12
ARTICLE XV	12
INSURANCE; WAIVER OF SUBROGATION	12
ARTICLE XVI	13
DESTRUCTION AND RESTORATION	13
ARTICLE XVII	14
CONDEMNATION	14
ARTICLE XVIII	14
HOLDING OVER	14
ARTICLE XIX	14
TAXES ON TENANTS PROPERTY	14
ARTICLE XX	14
EVENTS OF DEFAULT	14

ARTICLE XXI	15
LANDLORD'S REMEDIES	15
ARTICLE XXII	16
SURRENDER OF PREMISES	16
ARTICLE XXIII	16
ATTORNEYS' FEES	16
ARTICLE XXIV	16
RESERVED PARKING	16
ARTICLE XXV	16
MECHANICS LIEN	16
ARTICLE XXVI	16
SIGNS	16
ARTICLE XXVII	17
NOTICES	17
ARTICLE XXVIII	17
SEPARABILITY	17
ARTICLE XXIX	17
QUIET ENJOYMENT	17
ARTICLE XXX	17
EXISTENCE OF BROKER	17
ARTICLE XXXI	18
TENANTS REMEDIES	18
ARTICLE XXXII	19
ESTOPPEL CERTIFICATES	19
ARTICLE XXXIII	19
NOTICE TO LENDER	19
ARTICLE XXXIV	19
LANDLORD APPROVALS	19
ARTICLE XXXV	19
JOINT AND SEVERAL LIABILITY	19
ARTICLE XXXVI	19
GENDER.	19
ARTICLE XXXVII	19
CAPTIONS	19
ARTICLE XXXVIII	20
ENTIRE AGREEMENT; AMENDMENTS; BINDING EFFECT	20
ARTICLE XXXIX	20
GOVERNING LAW AND PLACE OF PERFORMANCE	20
ARTICLE XL	20
GOOD STANDING/DUE AUTHORIZATION	20
ARTICLE XLI	20
FINANCIAL STATEMENTS	20
ARTICLE XLII	20
MEMORANDUM OF LEASE	20
ARTICLE XLIII	20
RENEWAL OPTION	20
ARTICLE XLIV	21
GENERAL PROVISION	21

INDUSTRIAL LEASE AGREEMENT

THIS INDUSTRIAL LEASE AGREEMENT (the  "Lease ") is made and entered into by and between the Landlord and Tenant hereinafter named.

ARTICLE I

DEFINITIONS

The following definitions and basic provisions shall be used in conjunction with and limited by the reference thereto in the provisions of this Lease:

(a) "Landlord ": CP-COPPELL INDUSTRIAL, LTD., a Texas limited partnership.

(b) "Tenant ": ALADDIN MANUFACTURING CORPORATION., a Delaware corporation.

(c) "Premises ":    That approximately 100,000 square foot portion of the approximately 600 000 square foot Building (herein so called) identified on Exhibit  "A-I " attached hereto and made a part hereof, which Building is situated on that certain real property described on Exhibit  "A " attached hereto and made a part hereof (the  "Land "). The Building and roe Land are hereinafter collectively referred to as the  "Property ". The Building is situated upon a portion of the Land, as reflected on Exhibit  "A-l ", and it is contemplated that another building (the  "Adjacent Building ") may be built upon the western portion of the Land.

(d)           "Lease Term ": A period commencing on May 1, 2002 (the  "Commencement Date ") and ending December 31,2004 (the  "Expiration Date ").

(e)           "Basic Rental ": $26,250.00 per month.

(f)      "Permitted Use ":   Warehousing, cutting and distribution of carpet and related items (herein, the  "Primary Use ") and all other lawful uses permitted by applicable zoning.

(g)           "Maximum Rate ": The lesser of (i) the maximum rate of interest permitted by applicable law or (ii) two percent (2%) above the  "prime rate " of interest, as announced from time to time in the Money Section of The Wall Street Journal or should The Wall Street Journal cease to be published or should The Wall Street Journal cease to publish a  "prime rate ", then the  "prime rate " as charged from time to time by Chase Bank, N.A., or its successor.

(h)           "Additional Rent ": All sums of money, other than Basic Rental, which become due under Article V, Section 8.7 or Article XV this Lease, or are otherwise specified to be  "Additional Rent " under this Lease. Basic Rental and Additional Rent shall collectively constitute the  "Rent " or  "Rentals " due or to become due under this Lease and are herein so called.

(i)            "Common Area ": All areas and facilities that may exist, from time to time, outside the Building and the Adjacent Building and within the perimeter boundary line of the Property for the general, non-exclusive use of the Landlord, the Tenant and other tenants within the Building and their respective employees, suppliers, shippers, customers and invitees, including (without limitation, however) parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, alleys and landscaped areas. Tenant acknowledges that the Common Area may include a common driveway running between the Building and the Adjacent Building, together with landscaping incidental thereto.

(j)            "Tenant's Share "; A fraction, the numerator of which is the total number of square feet of space contained within the Premises and the denominator of which is the total number of square feet of space contained within the Building and all other buildings, if any, which may hereafter exist on the Property. Tenant's Share shall not exceed 16.67%,

ARTICLE II

LEASE GRANT

Section 2.1 Premises, Landlord, in consideration of the Basic Rental to be paid and the other covenants and agreements to be performed by Tenant and upon the terms and conditions hereinafter stated, does hereby lease, demise and let unto Tenant the Premises commencing on the Commencement Date (as defined in Article I(d) hereof), or as adjusted as hereinafter provided) and ending on the last day of the Lease Term, unless sooner terminated as herein provided. Provided all plans and specifications are prepared, reviewed and approved in a manner so as not to delay Landlord's completion of the Leasehold Improvements (as defined in Section 3.2 hereof), Landlord anticipates that the Premises will be available and ready for occupancy on or about May 1, 2002.  If the Premises are not available and ready for occupancy by May 1, 2002, then Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Premises at such time as the Premises are available and ready for occupancy and such date shall be deemed to be the Commencement Date. If the Leasehold Improvements have not been substantially completed by June 15, 2002 (the  "Outside Completion Date "), then, as Tenant's sole recourse, the Abatement Period (as defined in Section 4.1 hereof) shall be extended one (1) day foreach day beyond the Outside Completion Date that the Leasehold Improvements have not been substantially completed; provided, however, if delay is caused or contributed to by act or neglect of Tenant or those acting for or under Tenant (hereinafter referred to as a  "Tenant Delay "), labor disputes, casualties, acts of God or the public enemy, governmental embargo restrictions, shortages of fuel, labor, or building materials, action or non-action of public utilities, or of local, state or federal governments affecting the work, or other causes beyond Landlord's reasonable control, then the Outside Completion Date shall be extended for the additional time caused by such delay. Such delays are each hereinafter referred to as an  "Excused Delay. " In order for Landlord to claim an Excused Delay, Landlord must provide Tenant written notice of such claim within ten (10) days after Landlord becomes aware of such delay. Landlord hereby waives payment of Basic Rental and other payments to be made by Tenant hereunder covering any period prior to the date the Premises are available and ready for occupancy, all of which shall only commence upon the Commencement Date; however, should Tenant occupy the Premises prior to the Commencement Date specified in Article I(d) hereof, the Commencement Date and Lease Term shall be altered to coincide with said occupancy with the Expiration Date of this Lease remaining unchanged. For the purpose hereof, the Premises shall be deemed  "available and ready for occupancy " at such time as Landlord has substantially completed the construction or installation of any Leasehold Improvements (as defined in Section 3.2 hereof), if any, required to be completed by Landlord pursuant to Section 3.2 of this Lease to the extent reasonably necessary so as to allow Tenant to occupy the Premises and commence operations of its business therein, notwithstanding the fact that there may remain as incomplete certain minor,  "punchlist " items which do not materially interfere with Tenant's intended use of the Premises; Landlord agrees to promptly attend to and complete the punchlist items in a good and workmanlike manner. The Leasehold Improvements shall be deemed to have been substantially completed when the following having occurred: (i) the issuance of a certificate of occupancy permitting Tenant to occupy the Premises (or the taking of such other action as may be customary to permit occupancy or use thereof); and (ii) the issuance of a certificate of substantial completion by Landlord's architect respecting the Leasehold Improvements; provided, however, if the failure to secure such certificates or of taking such other action is caused by the act, failure to act or neglect of Tenant, then the Leasehold Improvements shall be deemed substantially completed and available and ready for occupancy on the day when such certificates may have been issued or such other action may have been taken had it not been the act, failure to act or neglect of Tenant. By occupying the Premises, Tenant shall be deemed to have accepted the Leasehold Improvements as substantially completed, except for minor  "punchlist " items. Tenant shall endeavor to provide landlord with a list of deficiencies in the construction of the Leasehold Improvements within thirty (30) days after it has taken possession of the Premises with all Leasehold Improvements substantially completed; provided, further that nothing herein shall reduce or impair Landlord's Construction Guaranty set form in Section 3.3 below. After the Commencement Date of this Lease, Tenant shall, upon request from Landlord, execute and deliver to Landlord a letter of acceptance of delivery of the Premises, which letter shall describe any deficiencies with respect to the Leasehold Improvements of which Tenant has actual knowledge and shall also state the Commencement Date and Expiration Date; provided, however, that Landlord also confirms to Tenant the Commencement and Expiration Dates.

Tenant shall be allowed, no earlier than March 25, 2002 (without the requirement to pay Rent), and following two (2) days prior written notice to Landlord and subject to Landlord's reasonable approval, to store tile within the Premises provided that (i) Tenant has furnished to Landlord certificates of insurance evidencing the issuance of insurance as required by Tenant under Article XV hereof; and (ii) Tenant does not thereby interfere with the completion of construction of the Leasehold Improvements as a result of such installations. Tenant does hereby assume all risk of loss or damage to such machinery, equipment, fixtures and other personal property, and to indemnify, defend and hold harmless Landlord from any loss or damage to such machinery, equipment, fixtures and personal property, and all liability, loss or damage arising from any injury to the property of Landlord, or its contractors, subcontractors or materialmen, and any death or personal injury to any person or persons to the extent arising out of such installations. Any such use of the Premises is also subject to, and Tenant must comply with and observe, all applicable laws and all other terms and conditions of this Lease. In no event may Tenant conduct business in the Premises during such early access period.

Section 2.2 Permitted Encumbrances. The Premises are subject to, and Tenant covenants and agrees to comply with, the easements, restrictions, reservations and other matters set forth in Exhibit  "B " attached hereto and made a part hereof (collectively, the  "Permitted Encumbrances "). Landlord represents to Tenant that none of the Permitted Encumbrances will materially interfere with or preclude Tenant's occupancy of the Premises for the Primary Use identified in Article I(f) above.

ARTICLE III

CONSTRUCTION OF LEASEHOLD IMPROVEMENTS

Section 3.1 Design Criteria. Unless otherwise agreed to by Tenant in its sole and absolute discretion, the  "Leasehold Improvements " (as defined in Section 3.2 below) shall include (and the plans and specification for the Leasehold Improvements shall incorporate) the Design Criteria set forth on Exhibit  "C " attached hereto and made a part hereof.

Section 3.2 Leasehold Improvements. Any improvements to be made to the Premises are herein referred to as the  "Leasehold Improvements ". Except for any  "Change Cost " (as such term is defined below), Landlord shall construct the Leasehold Improvements at it sole cost and expense (including, without limitation, the cost of preparing preliminary and final plans and specifications. Immediately after the execution hereof, Landlord and Tenant will cooperate with one another to prepare final plans and specifications (the  "Plans and Specifications ") for the construction and installation of the Leasehold Improvements. The Plans and Specifications shall be consistent with the preliminary plans attached hereto as Exhibit  "D " (subject to the approval thereof by Landlord and Tenant),and when approved in writing by Landlord and Tenant, shall be attached to this Lease as Exhibit  "D-l " and shall become a part hereof. No failure or refusal on the part of Tenant to approve the Plans and Specifications within a reasonable time after the execution hereof shall render this Lease void or voidable nor shall it delay the Commencement Date set forth in Article I(d) hereof. No delay caused by Tenant during the construction or installation of the Leasehold Improvements shall delay the Commencement Date of this Lease from what it would have been had such delay not occurred. Landlord shall not be entitled to claim a delay by Tenant if Landlord was aware of such delay and did not provide Tenant written notice of such delay within ten (10) days following the date Landlord became aware thereof.

All changes in the Leasehold Improvements from that contemplated by the Plans and Specifications, whether or not such change gives rise to a  "Change Cost " (as hereinafter defined) must be evidenced by a written Change Order (so called herein) executed by both Landlord and Tenant. In that regard, with respect to any Change Order requested by Tenant, Tenant shall submit to Landlord such information as Landlord may reasonably request.  After receipt of the requested Change Order, together with such information as Landlord may request with respect thereto, Landlord shall return to Tenant either the executed Change Order, which will evidence Landlord's approval thereof, or Landlord's suggested modifications thereto. If any Change Order requested by Tenant is not ultimately effected, Tenant will reimburse Landlord for all out-of-pocket expenses incurred, including but not limited to, architectural and engineering fees.

For the purposes hereof, the term  "Change Cost " shall mean all costs and expenses attributable to any Change Order requested by Tenant, including but not limited to, (i) the cost of any materials or labor, (ii) any cost caused by the direction to Tenant to omit any item of Leasehold Improvements, (iii) any additional architectural or engineering services, (iv) any changes to materials in the process of fabrication, (v) the cancellation or modification of supply or fabricating contracts, (vi) the removal or alteration of any of Leasehold Improvements or plans completed or in the process, (vii) delays affecting the schedule of the Leasehold Improvements or the Commencement Date and (viii) a construction management fee equal to five percent (5%) of all Change Costs. Prior to the Commencement Date (or if not determinable at that time, then, as soon thereafter as possible) the Landlord and Tenant shall have a final accounting of all Change Costs. If, as a result of such accounting, there exists a net sum due by Tenant to Landlord, then that amount (together with interest thereon, at the rate of Chase Manhattan Bank prime plus 2%, accruing from the date Landlord notifies Tenant of the sum due through and until the date of the payment thereof to Landlord) shall be paid by Tenant to Landlord within thirty (30) days following the date such final accounting occurs. Alternatively, and at Tenant's election to be made, if at all, within thirty (30) days following the date Landlord notifies Tenant determination of the sums due to Landlord by Tenant, any sums owing by Tenant to Landlord as a result of Change Costs may be paid by a reduction in the rental abatement provided in Section 4.1 of this Lease, with the balance to be paid by Tenant in cash; provided, however, in the event Tenant makes such election, the amount of such reduction shall be in no less increments than one (1) full month of Rent.  For each such month that Tenant elects to reduce the abatement of Rent, the Expiration Date shall be adjusted to be one (1) month earlier.

In case of any disagreement between Landlord and Tenant with respect to any alleged Tenant Delay, Excused Delay, Change Cost or the scope of the Leasehold Improvements that cannot be resolved by the parties, the issue shall be resolved by binding arbitration undertaken on an expedited basis pursuant to the applicable procedures of the American Arbitration Association.

Section 3.3 Construction Guaranty. Landlord guarantees, for a period of one (1) year following the Commencement Date, (i) the Leasehold Improvements against defective workmanship and/or materials or non-compliance with the final plans and specifications for the Leasehold Improvements and (ii) that the Common Areas and the Building, including the roof, floors, walls, doors, dock doors, parking lot and all other mechanical systems are and shall be in good, operable condition. Landlord agrees, during said one-year period at its sole cost and expense, to (i) repair or replace any defective item occasioned by poor workmanship and/or materials or non-compliance with the final plans and specifications for the Leasehold Improvements and (ii) make all necessary repairs to keep the Common Areas and the Building, including the roof, floors, walls, doors, dock doors, parking lot and all other mechanical systems in good, operable condition. In no event shall Landlord's guarantee herein extend to any repairs or replacements caused by the acts of omissions of Tenant, or Tenant's agents, contractors or employees, including failure to maintain and service any equipment in accordance with manufacturer's specifications or recommendations. Except as otherwise expressly set forth in this Lease, Landlord's sole and exclusive obligation with respect to defective workmanship and/or materials, and Tenant's rights to enforce such one-year guaranty shall be Tenant's sole and exclusive remedy with respect to such defective workmanship and/or materials in limitation of any contract, warranty or other rights, whether express or implied, that Tenant may otherwise have under applicable law. From and after the expiration of the one year guaranty of Landlord against defective workmanship and materials, Landlord agrees to cooperate with Tenant in the enforcement by Tenant, at Tenant's sole cost and expense, of any express warranties or guaranties of workmanship or materials given by subcontractors or materialmen that guarantee or warrant against defective workmanship or materials for a period of time in excess of the one-year period described above and to cooperate with Tenant in the enforcement by Tenant, at Tenant's sole cost and expense, of any service contracts that provide service, repair or maintenance to any item incorporated in the Building for a period of time in excess of such one-year period.

ARTICLE IV

RENT

Section 4.1 Payment of Rent. In consideration of this Lease, Tenant promises and agrees to pay Landlord the Basic Rental, without deduction or set off, except for any set off explicitly provided for herein, for each and every month of the Lease Term and further promises and agrees to pay all Additional Rent which becomes due hereunder. The nonpayment of any Additional Rent or any other sums due by Tenant to Landlord under this Lease shall afford Landlord all the rights and remedies as are herein provided in the case of nonpayment of the Basic Rental. Any term or provision of this Lease to the contrary notwithstanding, the covenant and obligation of Tenant to pay Rent hereunder shall be independent from any obligations, warranties, representations, express or implied, if any, of Landlord herein contained.

Tenant's obligation to pay the Basic Rental and any Additional Rent under Section 4.2, Article V, Section 8.7 and Article XV of this Lease shall abate for a period commencing on the Commencement Date and continuing through and until, and including, June 30,2002 (the  "Abatement Period ").

Section 4.2 Periodic Payment of Reimbursable Expenses; Adjustments. Landlord may estimate in advance the amount of any taxes, reimbursable maintenance expenses and insurance premiums due from Tenant under this Lease (the  "Reimbursable Expenses ") for each calendar year during the Lease Term, and the same shall be payable during each twelve (12) month period of the Lease Term on the same day as Basic Rental is due hereunder, with an adjustment to be made between the parties at a later date as hereinafter provided. As soon as practicable following the end of each calendar year, but no later than the first day of May, beginning with the end of the first calendar year, Landlord shall submit to Tenant a statement setting forth the exact amount of the Reimbursable Expenses for the calendar year just completed. Further, Landlord shall notify Tenant of the difference, if any, between the actual amount of the Reimbursable Expenses for the calendar year just completed and the estimated amount of the Reimbursable Expenses (which was paid in accordance with this paragraph) for such year. Such statement shall also set forth the amount of the estimated Reimbursable Expenses for the new calendar year computed in accordance with the foregoing provisions. To the extent that the actual Reimbursable Expenses for any period covered by such statement is greater than the estimated amounts which Tenant previously paid during the calendar year just completed, Tenant shall pay to Landlord the difference within ten (10) days following receipt of said statement from Landlord. To the extent that the actual Reimbursable Expenses for the period covered by the statement is less man the estimated payment previously paid by Tenant during the calendar year just completed, Landlord shall credit the difference against the Tenant's estimated payment of Reimbursable Expenses for the current calendar year and such credit will be applied to the next payment or payments due from Tenant to Landlord.  In addition, until Tenant receives such statement, Tenant's payment of the Reimbursable Expenses for the new calendar year shall continue to be paid at the rate for the previous calendar year, but Tenant shall commence payment to Landlord of the quarterly installments of Reimbursable Expenses on the basis of the new statement beginning on the first installment date following the date upon which Tenant receives such statement. If the statement reflects a change in the reimbursement amount, such difference shall be adjusted by increasing or decreasing the first reimbursement payment after the statement is given in order to bring the reimbursement amount for the new calendar year current as of such date.

Landlord shall retain its records relating to the taxes, insurance and other reimbursable expenses at Landlord's principal office (or such other office as Landlord may designate in writing to Tenant), and upon reasonable prior notice to Landlord, Tenant shall have the right to inspect all of Landlord's records relating to such costs. Appropriate adjustments shall be made for errors in the computation of such costs revealed by such audit or inspection. If any audit by Tenant indicates an overcharge in the amount of Tenant's Share by more than five percent (5%), the reasonable cost of such audit (up to a maximum of $1,500.00) shall be paid on demand by Landlord to Tenant. Landlord shall retain said records for at least twenty-four (24) months.

Section 4.3 Rent Adjustment. The Basic Rental installment for the first month of the Lease Term shall be due and payable by Tenant to Landlord contemporaneously with the execution hereof, and a like monthly installment shall be due and payable, without demand, on or before the first day of each calendar month during the Lease Term. Basic Rental for any fractional month at the beginning or end of the Lease Term shall be prorated Should a prorated payment of Basic Rental be owing for a fractional month at the beginning of the Lease Term, Tenant shall pay such amount to Landlord within ten (10) days following receipt of Landlord's invoice therefor.

Section 4.4 [INTENTIONALLY OMITTED]

Section 4.5 Survival of Obligations. Notwithstanding any expiration or earlier termination of this Lease., Tenant's obligation to pay any and all Additional Rent and other sums due by Tenant to Landlord under this Lease shall continue and shall cover all periods up to the date this Lease expires or is terminated. Tenant's obligation to pay any and all Additional Rent and other sums under this Lease and Landlord's and Tenant's obligation to make the adjustments referred to in this Lease shall survive any expiration or termination of this Lease.

Section 4.6 Delinquent Payments. If any Basic Rental payment required to be paid or which becomes due under this Lease is not paid by the tenth (10th) o*ay following the day on which it is due, a service charge of five percent (5%) of such amounts due shall become due and payable in addition to the amounts due. Said service charge is for the purpose of reimbursing Landlord for the extra costs and expenses in connection with the handling and processing of late payments. In addition to such service charge, if any Basic Rental payment is not paid by the tenth (10th) day following the day on which it becomes due, Tenant shall pay to Landlord, in addition to such Basic Rental payment and the service charge, interest on such Basic Rental payment calculated at the Maximum Rate from the date such Basic Rental payment was due until paid by Tenant. If any Additional Rent required to be paid or which becomes due under this Lease is not paid when due, Tenant shall pay to Landlord, in addition- to such amounts, interest on such amounts at the Maximum Rate from the date such amounts were due until paid by Tenant.

  Section 4.7 Independent Obligations. Any term or provision of this Lease to the contrary notwithstanding, except as explicitly set forth herein, the covenants and obligations of Tenant to pay Basic Rental and Additional Rent hereunder snail be independent from any obligations, warranties or representations, express or implied, if any, of Landlord herein contained.

ARTICLE V

OTHER ASSESSMENTS

Section 5.1  Payment of Impositions. Tenant covenants and agrees to pay during the term of this Lease, as Additional Rent within thirty (30) days of invoice therefor, Tenant's Share of all real estate taxes and special assessments (all of which are sometimes herein referred to as  "Impositions "), which at any time during the term, may have been or may be assessed, levied, confirmed, imposed upon, or become a lien on the Property, or any portion thereof, or any appurtenance thereto. Tenant shall pay Tenant's Share of all special (or similar) assessments for public improvements or benefits which, during the term of this Lease shall be laid, assessed, levied or imposed upon or become payable or become a lien upon the Property, or any portion thereof; provided, however, that if by law any special assessment is payable (without default) or, at the option of Landlord, may be paid (without default) in installments (whether or not interest shall accrue on the unpaid balance of such special assessment), Tenant may pay the same, together with any interest accrued on the unpaid balance of such special assessment in installments as the same respectively become payable and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and the interest thereon. Landlord represents to Tenant that as of the date of this Lease, Landlord has no knowledge of and has not received any written notice of any special assessments payable, levied or assessed with respect to the Property. Tenant shall pay Tenants Share of all special assessments or installments thereof (including interest accrued thereon), whether heretofore or hereafter laid, assessed, levied or imposed upon the Property, or any portion thereof, which are due and payable during the term of this Lease.  Landlord shall pay all installments of special assessments (including interest accrued on the unpaid balance), which are payable prior to the commencement and after the termination date of the term of this Lease. Tenant shall pay all real estate taxes, whether heretofore or hereafter levied or assessed upon the Property, or any portion thereof, which are due and payable during the term of this Lease. Landlord shall pay all real estate taxes and special assessments which are payable prior to the commencement of the term of this Lease. Provisions herein to the contrary notwithstanding, Landlord shall pay that portion of the real estate taxes and installments of special assessments due and payable in respect to the Property during the year the term commences and the year in which the term ends which the number of days in said year not within the term of this Lease bears to 365, and Tenant shall pay Tenant's Share of the balance of said real estate taxes and installments of special assessments during said years.  Notwithstanding anything to the contrary, Tenant shall not be obligated to pay any assessment arising from or related to the original construction of the Building and/or development of the Property. Further, in the event the tax parcel within which the Building is situated contains undeveloped land, then Landlord shall make a fair and reasonable adjustment to the real estate taxes so that no undeveloped portion of land not associated with the Building is included in the real estate taxes being allocated to the Building.

Section 5.2 Other Impositions. If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the Basic Rentals received therefrom and/or a franchise tax assessment, levy or charge measured by or based, in whole or in part, upon such Basic Rentals for the present or any future building or buildings on the Land, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term  "Impositions " for the purposes hereof.

  Section 5.3 Landlord Right to Contest. The Landlord shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the Premises within the applicable taxing jurisdiction. If Landlord has not elected to contest any taxes and Tenant has requested, in writing, that Landlord contest taxes, Landlord shall proceed with such appropriate proceedings as are commercially reasonable to contest the amount or validity of the taxes. Tenant shall pay to Landlord, within thirty (30) days of invoice therefor, as Additional Rent, Tenant's Share of the reasonable cost of such service.

Section 5.4 Landlord's Covenants. Landlord shall provide Tenant with a copy of all bills for Impositions promptly upon receipt thereof and in sufficient time for Tenant to examine same and determine whether Tenant desires to have Landlord contest the amount or validity of same. Landlord shall pay all Impositions that are levied or assessed by any lawful authority on the Premises and Landlord's other real property within the same tax parcel prior to the date same become overdue and Tenant shall reimburse Landlord for Tenant's Share thereof as provided for in this Article V. As used in this Article V, the term  "Tenant's Share " shall mean a fraction, the numerator of which shall be the gross leaseable area of the square footage of Premises and the denominator of which shall be equal to the aggregate of the gross leaseable area of the square footage of all buildings on the tax parcel on which the Building is located. If Landlord is permitted to pay Impositions in installments, then, whether or not Landlord elects to pay the Impositions in installments, Tenant's Share of such Impositions shall be determined based upon the installments which would have been payable (including interest which would accrue thereon) had the installment method been elected. Landlord shall use commercially reasonable efforts to obtain and maintain in effect any available tax abatements, exemptions, refunds, rebates or credits that may reduce Impositions for the Premises, and the Impositions for any tax year shall mean such amounts as shall be finally determined to be the Impositions payable during such tax year less any abatements, exemptions, refunds, rebates or credits made thereof, plus any costs and expenses actually incurred by Landlord in achieving or effecting any abatements, exemptions, refunds, rebates or credits. The parties shall make appropriate adjustments to previous reimbursements from Tenant to Landlord on account of any abatements, refunds, rebates or credits immediately following the determination of the amount of such abatements, refunds, rebates or credits. Landlord covenants and agrees to pay all Impositions prior to the last date that the same may be paid without penalty or interest, or if a discount shall be available for early payment, prior to the last day that such discount is available. Without cost to Tenant, Landlord shall bear all costs, including without limitation, interest, penalties, late charges and lost discount amounts, that are incurred as a result of (i) Landlord's failure to timely pay any installment of Impositions, or (ii) keep any existing abatement, exemption, refund, rebate or credit of Impositions in effect.

ARTICLE VI

UTILITIES

Landlord agrees to provide water, gas, sewer, electricity, and telephone service connections to the Premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, fire sprinkler, lawn sprinkler charges and other utilities and services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises not caused by or attributable to the negligent acts or omissions of Landlord, its employees, agents, invitees or contractors. Prior to the Commencement Date, Tenant shall pay for all utilities or services at the Premises used by it or its agents, employees or contractors. Subject to the provisions of Section 8.7 and Tenant's responsibility for the payment of Tenant's Share of Common Area expenses, Landlord agrees to maintain all utilities and utility lines within the Common Area not maintained by public utilities, and the expenses relating to such maintenance shall be Common Area expenses.

ARTICLE VII

USE; COMPLIANCE WITH LAWS

Section 7.1 Permitted Use. Tenant shall use the Premises only for the Permitted Use (as defined in Article I(f) hereof). Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use without Landlord's prior written consent or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner or extrahazardous on account of fire, nor permit anything to be done which will in any way increase the rate of fire insurance on the Building or contents; and in the event that, by reason of acts of Tenant, there shall be any increase in the rate of insurance on the Building or contents created by Tenant's acts or conduct of business men such acts of Tenant shall be deemed to be an event of default hereunder, unless Tenant hereby agrees to pay to Landlord the amount of such increase on demand and acceptance of such payment shall not constitute a waiver of any of Landlord's other rights provided herein. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or Landlord in management of the project of which the Premises form a part Landlord agrees to include a provision substantially similar to the preceding sentence within other tenant leases respecting the Building. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) as provided for in Section 7.3 below. Tenant will not, without the prior written consent of Landlord, paint, install lighting or decoration, or install any signs, window or door lettering or advertising media of any type on or about the Premises or any part (hereof. Should Landlord agree in writing to any of the items in the preceding sentence, Tenant will maintain such permitted item in good condition and repair at all times. Outside storage, including but not limited to trucks or other vehicles, is also prohibited without Landlord's prior written consent.

Section 7.2 Hazardous Materials.

(a)          As used in this Lease, the term  "Hazardous Material " means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of  "hazardous substances ",  "hazardous wastes ",  "infectious wastes ",  "hazardous materials " or  "toxic substances " now or subsequently regulated under any applicable federal, state or local laws or regulations including, without limitation, oil, petroleum-based products, paints, solvents, lead, cyanide, DDT> printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

(b)          As used in this Lease, the term  "Hazardous Materials Laws " shall mean all federal, state and local laws, ordinances and regulations relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any Hazardous Materials.

(c)          Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Premises or the Property, by Tenant, its agents, employees, licensees, invitees, business associates, sublessees, assigns, contractors, subcontractors or others acting for or on behalf of Tenant (collectively,  "Tenant Related Party ") without the prior written consent of Landlord. Landlord shall be entitled to take into account such other factors or facts as Landlord may in its good faith business judgment determine to be relevant in determining whether to grant, condition or withhold consent to Tenant's proposed activity with respect to Hazardous Material.    Landlord acknowledges that incidental to Tenant's business operations, Tenant plans to store carpet and adhesives which may contain Hazardous Materials, office supplies, cleaning materials and other similar substances of the type and quantities typically associated with the operation and maintenance of a warehouse operation (the  "Permitted Substances ").  Tenant may store and utilize the Permitted Substances as long as Tenant complies with all Hazardous Materials Laws and obtains all permits and approvals relating to the use, treatment and disposal thereof and (except for office supplies, cleaning materials and similar substances) so long as all such Permitted Substances remain, at all times, in their original container and are not used for any purposes in or about the Premises or the Property. Tenant shall indemnify, defend and hold Landlord and each of Landlord's partners, shareholders, officers, directors, employees, agents, attorneys, investment advisors, portfolio managers, trustees, ancillary trustees, and their affiliates, successors and assigns and their respective partners, shareholders, officers, directors and employees (collectively,  "Indemnitees ") free and harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages), expenses (including, without limitation, attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (economic or other) (collectively, the  "Claims ") arising from a breach of this prohibition by Tenant or any Tenant Related Party or arising from the use, storage, treatment or disposal of any Permitted Substances. In no event, however, shall Landlord be required to consent to the installation or use of any storage tanks in, on or under the Premises or the Property.   If Landlord consents to the generation, production, use, storage, treatment or disposal of Hazardous Materials (including, but not limited to the Permitted Substances) in or about the Premises by Tenant or any Tenant Related Party, men, in addition to any other requirements or conditions that Landlord may impose in connection with such consent, (1) Tenant promptly shall deliver to Landlord copies of all permits, approvals, filings, reports and hazardous waste manifests reflecting the legal and proper generation, production, use, storage, treatment or disposal of all Hazardous Materials generated, used, stored, treated or removed from the Premises and the Property and, upon Landlord's request, copies of all hazardous waste manifests relating (hereto, and (2) upon expiration or earlier termination of this Lease, Tenant shall cause all Hazardous Materials arising out of or related to the use or occupancy of the Premises and the Property by Tenant or any Tenant Related Party to be removed from the Premises and transported for use, storage or disposal in accordance with all applicable laws, regulations and ordinances, and Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord of compliance with all applicable laws, regulations and ordinances.

(d)          In the event that Hazardous Materials are discovered upon, in, or under the Premises, and the applicable governmental agency or entity having jurisdiction over the Premises requires the removal of such Hazardous Materials, Tenant shall be responsible for removing those Hazardous Materials arising out of or related to the use or occupancy of the Premises by Tenant or any Tenant Related Party.  Landlord warrants and represents to Tenant that, to Landlord's actual knowledge, no Hazardous Materials are located on, in or under the Property that would interfere with Tenant's use or occupancy of the Premises or would cause Tenant any liability, cost or expense.   Notwithstanding the foregoing, Tenant shall not take any remedial action in or about the Premises or the Property, nor enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Material in any way connected with the Premises or the Property without first notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto. Tenant immediately shall notify Landlord in writing of: (1) any spill, release, discharge or disposal of any Hazardous Material in, on or under the Premises or the Property or any portion thereof, (2) any enforcement, cleanup, removal or other governmental or regulatory action instituted, contemplated or threatened pursuant to any Hazardous Materials Laws; (3) any claim made or threatened by any person against Tenant or the Premises or the Property relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (4) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or removed from the Premises or the Property, including any complaints, notices, warnings, reports or asserted violations in connection therewith.   Tenant also shall supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, me Property or Tenant's use thereof.

(e)                 In the event (i) Hazardous Materials are discovered upon, in or under the Premises or the Property and (ii) Landlord has been given written notice of the discovery of such Hazardous Materials, then and in that event Landlord may voluntarily, but shall not be obligated to (unless the existence of such Hazardous Materials has resulted from the acts of Landlord), take all necessary action to bring the Premises and the Property into compliance with Hazardous Materials Laws at Landlord's sole cost ( "Landlord's Remediation Activities ").   Tenant agrees not to interfere unreasonably with Landlord's Remediation Activities, and should Landlord elect to pursue Landlord's Remediation Activities, Landlord agrees to perform such activities so as not to interfere unreasonably with Tenant's occupancy and operations of the Premises.

(f)                  (f)         The respective rights and obligations of Landlord and Tenant under this Section 7.2 shall survive the expiration or earlier termination of this Lease.

Section 7.3    Compliance with Laws and Ordinances. Tenant shall, throughout the term of this Lease, and at Tenant's sole cost and expense, promptly comply or cause compliance with or remove or cure any violation of any and all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state, municipal and other governmental bodies having jurisdiction over the Premises and the appropriate departments, commissions, boards and officers thereof, and the orders, rules and regulations of any other body now or hereafter constituted exercising lawful or valid authority over the Premises, or any portion thereof, or the sidewalks, curbs, roadways, alleys, entrances or railroad track facilities adjacent or appurtenant thereto, or exercising authority with respect to the use or manner of use of the Premises, or such adjacent or appurtenant facilities, and whether the compliance, curing or removal of any such violation and the costs and expenses necessitated thereby shall have been foreseen or unforeseen, ordinary or extraordinary, and whether or not the same shall be presently within the contemplation of Landlord or Tenant or shall involve any change of governmental policy, or require structural or extraordinary repairs, alterations or additions by Tenant and irrespective of the costs thereof. Landlord represents to Tenant that as of the date of this Lease, Landlord has received no notice of the Property or any portion thereof failing to comply with any applicable laws, ordinances, orders, rules, regulations or requirements of any federal, state, municipal and other governmental bodies having jurisdiction over the Premises (collectively,  "Governmental Requirements "). Notwithstanding anything herein to the contrary, Tenant shall have no obligation to comply with or pay or contribute to the cost of any compliance with (i) any future Governmental Requirements that would require any alterations to the structure or foundation of the Building and which apply generally to all occupants of buildings and are not specifically occasioned by Tenant's Permitted Use (as opposed to the general use of the Premises by any lessee); provided, however, that, if any alteration to the Building is required to comply with Tenant's particular use of the Premises, then Tenant shall be responsible for such compliance and (ii) any Governmental Requirements in effect and as interpreted as of the Commencement Date regarding the Leasehold Improvements; the Premises, the Building and the Common Areas (specifically excluding, however, ongoing routine maintenance thereof which is otherwise addressed in this Lease; any work done by Tenant or on Tenant's behalf other than by Landlord; and the day to day operation of Tenant's business within the Premises). As to any law, regulation or ordinance the compliance of which is Tenant's responsibility under this Section 7.3, Tenant shall have the right to contest the application or enforcement thereof so long as such contest is conducted in good faith and at no cost or expense to Landlord and would not result in any liability to Landlord.

Section 7.4    Compliance with Permitted Encumbrances. Tenant, at its sole cost and expense, shall comply with all agreements, contracts, easements, restrictions, reservations or covenants, if any, set form in Exhibit  "B " attached, or hereafter created by Tenant or consented to, in writing, by Tenant or requested, in writing, by Tenant. Tenant shall also comply with, observe and perform all provisions and requirements of all policies of insurance at any time in force with respect to the Premises and required to be obtained and maintained under the terms of Article XV hereof.

ARTICLE VIII

REPAIRS AND MAINTENANCE

Section 8.1 By Landlord. Landlord shall at its expense maintain (except in the event of casualty or other damage contemplated in Article XVI hereof, in which event the terms of that Article will control) only the roof, foundation and the structural soundness of the exterior walls of the Building (excluding all windows, window glass, plate glass, and all doors) in good repair and condition, except for reasonable wear and tear. Tenant shall give prompt written notice to Landlord of the need for repairs or corrections and Landlord shall proceed within a reasonable time after receiving such notice to make such repairs or corrections. Except as otherwise expressly provided in Article XXXI hereof, Landlord's liability hereunder shall be limited to the cost of such repairs or corrections. Tenant shall repair and pay for any damage caused by the negligence or default hereunder of or by Tenant, its employees, agents or invitees; the cost of any such damage which is paid by Landlord shall be deemed Additional Rent which is immediately due and owing from Tenant within ten (10) days after written demand therefor by Landlord.

Section 8.2 By Tenant. Tenant shall at its own cost and expense keep and maintain all parts of the Premises (except those for which Landlord is expressly responsible under the terms of this Lease) in good condition, reasonable wear and tear excepted, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, and special office entries, interior walls and finish work, floors and floor coverings (other than normal wear and tear), downspouts, gutters, heating, air conditioning and ventilation systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, pest extermination, regular removal of trash and debris, keeping die whole of the Premises in a clean and sanitary condition. Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by the insurance to be maintained by Landlord pursuant to the provisions of this Lease, except mat Tenant shall be obligated to repair all wind damage to glass not covered by the insurance Landlord is required to maintain hereunder (or actually covered by any of Landlord's insurance) except with respect to tornado or hurricane damage and with respect to any damage required to be covered by Landlord's insurance, as provided for in Article XV below, or is actually covered by insurance carried by Landlord.

Section 8.3 Prohibition Against Waste. Tenant shall not do or suffer any waste or damage,

disfigurement or injury to the Premises, or any improvements hereafter erected thereon, or to the fixtures or equipment therein, or permit or suffer any overloading of die floors or other use of the Building or the Premises that would place an undue stress on the same or any portion thereof beyond that for which the same was designed.

  Section 8.4 Landlord's Right to Effect Repairs. If Tenant should fail to perform any of its obligations under this Article VIII, then Landlord may, if it so elects, in addition to any other remedies provided herein, effect such repairs and maintenance. Any sums expended by Landlord in effecting such repairs and maintenance shall be due and payable, on demand, together with interest thereon at the Maximum Rate from the date of each such expenditure by Landlord to the date of repayment by Tenant prior to effecting such repairs on behalf of Tenant, Landlord shall provide Tenant with the opportunity to cure provided for hi subparagraph (b) of Article XX (except, however, in case of emergencies or in order to mitigate Landlord's damages, in which case, such notice as is reasonable shall be given).

Section 8.5 Misuse or Neglect. Tenant shall be responsible for all repairs to the Building which are made necessary by any misuse or neglect by: (i) Tenant or any of its officers, agents, employees, contractors, licensees, or subtenants; or (ii) any visitors, patrons, guests, or invitees of Tenant or its subtenant while in or upon the Premises.  Landlord shall be responsible for all repairs to the Building arising after the Commencement Date caused by the negligence or default hereunder of or by Landlord or any of its employees or agents.

Section 8.6 Maintenance/Service Contracts. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a reputable maintenance contractor for servicing all heating, ventilation and air conditioning systems within or serving the Premises. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) within thirty (30) days of die date Tenant takes possession of the Premises.

Section 8.7 Common Area.

(a)          Landlord hereby grants to Tenant for the term of this Lease (including all extensions and renewals thereof) the non-exclusive easement and right to use the Common Areas in common with Landlord and the other tenants of the Property for parking, ingress and egress, loading and unloading and other Common Area purposes.    Landlord shall be responsible for the operation, maintenance and management of the Common Area and the facilities located therein, the manner of maintenance and the expenditures therefor to be in the discretion of Landlord, but shall in all events keep the Common Areas in good condition and repair so as not to materially interfere with Tenant's use and occupancy of the Premises for its Permitted Use.   In this regard, Landlord shall perform or have performed the paving (including striping and bumpers), landscape maintenance, landscape replacement, exterior painting, maintenance of exterior lighting fixtures, maintenance of tenant directories and the maintenance of the irrigation systems and common sewerage line plumbing.

(b)          Tenant shall be liable to Landlord for Tenant's Share of all the costs and expenses relating to the maintenance and operation of the Common Area, including but not limited to, the cost for mowing of grass; care of shrubs; landscape replacement; general landscaping; maintenance of parking areas, parking lot improvements, driveways and alleys; exterior repainting, maintenance of the exterior lighting fixtures; maintenance of tenant directories; the maintenance of the irrigation systems and common sewerage line plumbing; the cost of insurance and a management fee (the  "Management Fee ") equal to one and one-half percent (1.5%) of the Basic Rental under this Lease. Additionally included within the costs and expenses relating to the operation and maintenance of the Common Area are any costs incurred hi complying with or removing or curing any violation of all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state, municipal and other governmental bodies having jurisdiction over the Property or any portion thereof. Following calendar year 2003, Tenant's Share of  "controllable Common Area expenses " shall not be increased by more than five percent (5%) over Tenant's Share of  "controllable Common Area expenses " for the previous calendar year. For the purposes hereof, the term  "controllable Common Area expenses " shall be limited to those expenses relating to the Common Area which are within the direct control and discretion of Landlord, but shall not include, without limitation, utility charges, insurance premiums, Impositions, the cost of effecting compliance with any applicable laws and the Management Fee. If Tenant is identified as being responsible for any damage to the Common Area or any facilities located therein (including, without limitation obstructions or stoppage of the common sanitary sewerage line), then Tenant shall pay the entire cost of repairing same upon demand by Landlord. Tenant's Share of all Common Area costs and expenses shall be payable by Tenant to Landlord within ten (10) days after a statement of actual expenses is presented to Tenant, and shall be subject to periodic estimated payments as provided in Section 4.2 hereof.

Common Area costs and expenses to be shared by Tenant shall not include (i) expenses incurred in leasing space, such as legal expense, brokerage commissions or advertising or promotional expenses, (ii) interest and amortization under mortgages or any other secured or unsecured loan payable by Landlord, (iii) expenses separately reimbursed by any other tenants of the Property other than pursuant to the proportionate Common Area costs and expenses provisions in their respective leases, (iv) financing and refinancing costs, including fees paid by Landlord to obtain financing or refinancing such as origination fees and brokerage commissions, (v) non-cash depreciation, (vi) costs incurred in connection with the enforcement of leases, including attorneys' fees or other costs and expenses incurred in connection with summary proceedings to dispossess any other tenant, (vii) costs for repaving and restriping of the entirety of the parking area to the extent such costs exceed the reasonable costs for such paving and striping, but Common Area costs and expenses may include repaving and restriping performed not more often than once every ten (10) years for paving and more often than once every four (4) years for striping, and shall also include any patching or repairs of paved areas, (viii) any expenses associated with any special requirements of a particular tenant in connection with the Common Areas or the maintenance thereof, (ix) any insurance premium increase caused by the use of its premises by Landlord or any tenant other than Tenant or any such increase in premium attributable to vacant space and (x) costs incurred by Landlord to modify and/or expand the Common Area in connection with the construction of the Adjacent Building.

(c)          Landlord or such other person as Landlord may appoint shall have the exclusive control and management of the Common Area and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Tenant agrees to abide by and conform to all such rules and regulations and to cause its employees, suppliers, shippers, customers and invitees to so abide and conform. Landlord shall not be responsible to Tenant for the non-compliance with said rules and regulations by any other tenants within the Building. Notwithstanding anything herein to the contrary, no rule or regulation not contained herein or attached as an exhibit hereto shall be binding upon Tenant unless same is reasonable in nature, does not unreasonably interfere with Tenant's use of the Premises for the Permitted Use, is applicable to all other tenants and occupants of the Property and is administered by Landlord in a reasonable manner for the beneficial operation of the Property by all tenants thereof.

(d)          Under no circumstances shall the Tenant have the right to store any property, temporarily or permanently, within the Common Area. Any such storage shall be permitted only with the prior written consent by Landlord or Landlord's designated agent, which consent may be revoked at any time.  In the event that any unauthorized storage shall occur, then Landlord shall have the right, with the notice provided for in subparagraph (b) of Article XX (or earlier in the case of emergencies or to mitigate Landlord's damages), in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Tenant, which cost shall be immediately payable within ten (10) days after invoice therefor by Landlord.

(e)          Landlord shall have the right, at Landlord's sole discretion and from time to time to (i) make changes to the Common Area, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (ii) close temporarily any portion of the Common Area for maintenance purposes so long as reasonable access to the Premises remains available; (iii) designate other land outside the boundaries of the Property to be a part of the Common Area; (iv) add additional buildings and improvements to the Common Area; (v) use the Common Area while engaged in making additional improvements or alterations to the Building, the Property, or any portions thereof; and (vi) do and perform such other acts and make such other changes in, to or with respect to the Common Area and the Property as Landlord may, in its discretion, deem to be appropriate, as long as none of the foregoing materially and unreasonably interferes with Tenant's use of the Premises or Common Areas as to parking, access or loading, unloading or shipping articles contained in the Premises.   Additionally, no material change to the Common Areas shall be made that would materially affect Tenant without Tenant's prior written consent, such consent not to be unreasonably withheld or delayed and which consent shall be deemed granted unless expressly denied in writing within thirty (30) days following Landlord's request therefor.

ARTICLE IX

ALTERATIONS AND IMPROVEMENTS

At the expiration or earlier termination of this Lease, Tenant shall deliver up the Premises with all improvements located thereon (including all mechanical, plumbing and HVAC systems) in good repair and condition, reasonable wear and tear excepted and also excepting any casualty to the extent Landlord is adequately and sufficiently compensated therefor by means of available insurance proceeds, and shall deliver to Landlord all keys to the Premises. Tenant shall also remove all trash and debris from the Premises and leave same in a  "broom clean " condition. The cost and expense repairs necessary to restore the condition of the Premises to the condition in which they are to be delivered to Landlord according to the immediately preceding sentence shall be borne by Tenant. Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld as to interior, cosmetic, non-structural alterations. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property on expiration or earlier termination of this Lease and shall remain on the Premises without compensation to Tenant. All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant at me expiration or earlier termination of this Lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed shall, at the option of Landlord, become the property of Landlord. All such installations, removals and restoration shall be accomplished in a good, workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of the Building, the other improvements or the plumbing, electrical lines or other utilities.

ARTICLE X

INDEPENDENT OBLIGATIONS

All Basic Rental and Additional Rent shall be paid by Tenant to Landlord without abatement, deduction, diminution, deferment, suspension, reduction or setoff, except as otherwise explicitly provided for herein, and the obligations of Tenant shall not be affected by reason of damage to or destruction of the Premises from whatever cause; nor shall the obligations of Tenant be affected by reason of any condemnation, eminent domain or like takings (except as provided in Articles XVI and XVH hereof). It is the further express intent of Landlord and Tenant that (a) the obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and that the Basic Rental and Additional Rent, and all other charges and sums payable by Tenant hereunder, shall commence at the times provided herein and shall continue to be payable in all events unless the obligations to pay the same shall be terminated or modified pursuant to an express provision in this Lease; (b) all Impositions, insurance premiums, utility expense, repair and maintenance expense (except as expressly stated to be otherwise herein), and all other costs, fees, interest, charges, expenses, reimbursements and obligations of every kind and nature whatsoever relating to the Premises, or any portion thereof; which Tenant has agreed to pay pursuant to this Lease during the term of this Lease, or any extension or renewal thereof, shall be paid or discharged by Tenant as Additional Rent.

ARTICLE XI

ASSIGNMENT AND SUBLETTING

Tenant shall not assign this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise or mortgage or pledge the same, or sublet the Premises, or any part thereof, without the prior written consent of Landlord and in no event shall any such assignment or sublease ever release Tenant from any obligation or liability hereunder. No assignee or sublessee of the Premises or any portion thereof may assign or sublet the Premises or any portion thereof.

If the Tenant desires to assign or sublet all or any part of the Premises, it shall so notify Landlord at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease. Tenant shall provide Landlord with a copy of the proposed assignment or sublease, and such information as Landlord might request concerning the proposed assignee or subtenants) to allow Landlord to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed assignee or subtenants).  Landlord shall request said information no later than fifteen (15) days after it has received Tenant's proposed assignment or sublease. Within fifteen (15) days after Landlord's actual receipt of Tenant's proposed assignment or sublease, and all required information concerning the proposed assignee or subtenants), Landlord shall have the option to:

(a)          Consent to the proposed assignment or sublease; or

(b)          Withhold (but not unreasonably) its consent to the proposed assignment or sublease, but allow Tenant to continue in the search for an assignee or sublessee mat may be acceptable to Landlord.  Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the Rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an  "event of default " as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rents against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. In the event of the transfer and assignment by Landlord of its interest in this Lease and the Premises, and the assumption of Landlord's future obligations hereunder by the transferee, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations occurring after the date of such transfer.

If Landlord consents to Tenant assigning its interest under this Lease or subletting all or any portion of the Premises, Tenant shall pay to Landlord (in addition to the Basic Rental and all other amounts payable by Tenant under this Lease) fifty percent (50%) of all  "Net Profit " (as hereinafter defined) within ten (10) days following receipt thereof by Tenant. For the purpose hereof, the term  "Net Profit " shall mean the total consideration received by Tenant from an assignee or sublessee (including any bonus payments and payments for operating expenses) incidental to an assignment or sublease less the actual costs incurred by Tenant in performing alterations or leasehold improvement for the assignee or sublessee, Tenant's legal fees and all leasing commissions paid by Tenant incidental to such assignment or sublease. In no event will the Basic Rental be reduced as a result of the sum of all assignment and sublease rents and consideration being less man the Basic Rental. Said additional amount shall be paid to Landlord immediately upon receipt by Tenant of such rent or other considerations from the assignee or subtenant.

Notwithstanding anything in this Lease to the contrary, no consents from Landlord shall be required with respect to an assignment of this Lease or a sublease of all or any portion of the Premises to any party that controls, is controlled by or is under common control with Tenant or any guarantor of this Lease or an Assignment of this Lease incidental to the sale of all or substantially all of Aladdin Manufacturing Corporation's assets in the State of Texas; provided, however, that any assignee assumes the obligations of Tenant relating to this Lease. Tenant shall promptly provide Landlord with written notice of such assignment or subletting.

ARTICLE XII

LIABILITY

Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the Premises, or caused by the Building or other improvements becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Premises, or due to any cause whatsoever, except injury to persons or damage to property the sole cause of which is the negligence or willful misconduct of Landlord, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the Premises, the Landlord, Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, arising out of any such damage or injury or out of breach or default by Tenant hereunder. The provisions of this paragraph shall survive the expiration or earlier termination of this Lease. Landlord agrees to indemnify and hold Tenant harmless from and against any and all liabilities, costs, expenses, claims, damages or causes of action for damages (including without limitation reasonable attorneys' fees and other costs of legal representation) arising from or attributable to Landlord's gross negligence or willful misconduct or Landlord's breach or default of its obligations under this Lease following the expiration of the applicable period for the cure thereof.

ARTICLE XIII

MORTGAGES

Tenant accepts this Lease subject to .any deeds of trust, security interests or mortgages which might now or hereafter constitute a lien upon the Premises and to deed restrictions, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the Premises. Tenant shall at any time hereafter, on demand, execute any instruments, releases or other documents that may be reasonably required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such deed of trust, security interest or mortgage. Tenant agrees to attorn to any mortgagee, trustee under a deed of trust or purchaser at a foreclosure sale or trustee's sale as Landlord under this Lease. With respect to any deed of trust, security interest or mortgage hereafter constituting a lien on the Premises, Landlord, at its sole option, shall have the right to waive the applicability of this paragraph so that this Lease will not be subject and subordinate to any such deed of trust, security interest or mortgage. Tenant shall upon request by Landlord, execute and deliver from time to time, one or more instruments certifying that this Lease is hi full force and unmodified (or if modified stating the date and nature of each modification), the date through which the Basic Rental has been paid, the unexpired term of this Lease, and such other matters pertaining to this Lease as may be requested by Landlord. Notwithstanding the foregoing, this Lease shall not be subordinate to mortgages or deeds or trust hereafter arising unless and until Landlord has provided Tenant with an agreement (herein,  "Non-Disturbance Agreement ") from the holder of such hen confirming that so long as Tenant is not in default in the performance of any covenants, conditions, terms or provisions of this Lease, Tenant's right of occupancy under this Lease shall not be disturbed. Landlord shall provide Tenant with a Non-Disturbance Agreement for any mortgage now affecting the Premises prior to the Commencement Date.

ARTICLE XIV

INSPECTION

Landlord and Landlord's agents and representatives shall have the right to enter upon and inspect the Premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required or permitted to be made by Landlord, and Landlord's agents and representatives shall have the right to enter upon the Premises at any reasonable time during business hours for the purpose of showing the Premises and shall have the right to erect on the Premises a suitable sign indicating the Premises are available for lease or for sale.

ARTICLE XV

INSURANCE; WAIVER OF SUBROGATION

Landlord agrees to maintain an  "all risk " insurance policy covering the Building in an amount equal to the  "replacement cost " thereof, insuring against the perils of fire, lightning, vandalism, malicious mischief and loss of rent and all other risks of direct physical loss. Subject to the provisions of this Lease, such insurance for the Building shall be for the sole benefit of Landlord and under its sole control. Tenant agrees to pay to Landlord, as Additional Rent, Tenant's Share of Landlord's cost of maintaining such insurance, together with such other insurance as Landlord deems reasonable and prudent. Said payments shall be made to Landlord immediately upon presentation to Tenant of Landlord's statement setting forth the amount due, which statement shall be accompanied by a copy of the premium notice received by Landlord. In the event any such amount is not paid within twenty (20) days after the presentation to Tenant of the amount so due, the unpaid amount shall bear interest at the Maximum Rate from the date of such presentation until paid by Tenant Any payment to be made pursuant to this paragraph with respect to the year in which this Lease commences, expires or otherwise terminates shall bear the same ratio to the payment which would be required to be made for the full year as the part of such year covered by the term of this Lease bears to a full year.

 Tenant shall procure and maintain throughout the term of this Lease a policy or policies of general commercial liability insurance, at its sole cost and expense, naming as additional insureds Landlord, and Landlord's managing agent and Tenant against all claims, demands or actions arising out of or in connection with: (i) the Premises; (ii) the condition of the Premises; (iii) Tenant's operations in and maintenance and use of the Premises; and (iv) Tenant's liability assumed under this Lease, the limits of such policy or policies to be in the amount of not less than $2,000,000.00 combined single limited/aggregate coverage. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord, and any such coverage shall be deemed primary and non-contributory to any liability coverage secured by Landlord. Certificates evidencing such coverage, together with receipts evidencing payment of premiums therefor, shall be delivered to Landlord prior to the Commencement Date of this Lease. Not less than fifteen (15) days prior to the expiration date of such coverage, certificates evidencing the renewal thereof shall be delivered to Landlord. Such certificates shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such coverage may be canceled or changed.

  Anything in this Lease to the contrary notwithstanding, the parties hereto waive any and all rights of recovery, claim, action or cause of action against each other, their agents, partners, officers, and employees, for any loss or damage that may occur to the Premises hereby demised, or any improvements thereto, or the Building, or any improvements thereto, by reason of fire, the elements, or any other cause which could be insured against under the terms of  "all-risk " insurance policies, regardless of cause or origin, including negligence of the parties hereto, their agents, partners, officers, and employees. Each party shall cause any policy of insurance carried by it to include a waiver of subrogation in favor of the other party affecting the waiver of claims set forth in the immediately preceding sentence.

ARTICLE XVI

DESTRUCTION AND RESTORATION

If the Building should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give prompt written notice thereof to Landlord.

If the Building should be totally destroyed by fire, tornado or other casualty, or if it should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall terminate and the Rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage. Landlord shall notify Tenant in writing within forty-five (45) days after such damage or destruction, whether Landlord shall rebuild the Building within one hundred eighty (180) days. If Landlord does not so notify Tenant, Tenant shall be at liberty to terminate this Lease by written notice to Landlord given after said forty-five (45) day period but prior to the date that Landlord has notified Tenant that it shall rebuild the Premises.

  If the Building should be damaged by any peril covered by the insurance to be provided by Landlord pursuant to the provisions of this paragraph, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair the Building to substantially the condition in which it existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements (other than the Leasehold Improvements described in Section 3.2 hereof) which may have been placed in, on or about the Premises by Tenant and except that Tenant shall pay to Landlord, upon demand, Tenant's Share of any applicable deductible amount specified under Landlord's insurance (which, during the primary term of this Lease only, shall be limited to a maximum of $10,000.00 for Tenant's Share). The Rent payable hereunder, shall abate by reason of damage or destruction to the extent that the Premises are rendered unusable by Tenant by  peril for which the Landlord is required to insure pursuant to the terms of this Lease. In the event that Landlord should fail to commence such repairs and rebuilding with ninety (90) days or to complete such repairs and rebuilding within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage. Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder (other than those which survive the termination of this Lease) shall cease and terminate.

Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Building or the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder (other than those which survive the termination of this Lease) shall cease and terminate, subject, however, to in terms of the Non-Disturbance Agreement.

ARTICLE XVII

CONDEMNATION

If the whole or any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises for the purposes contemplated by the Permitted Use, this Lease shall terminate and the Basic Rental shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall occur. If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in this paragraph, this Lease shall not terminate but the Basic Rental payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

In the event of any such taking or private purchase in lieu thereof, Landlord shall be entitled to receive me entire price or award from any such taking or private purchase in lieu thereof without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award. Landlord shall have full power and authority to negotiate with any public authority and to direct and control any legal proceedings involving or related to any such taking or private purchase in lieu thereof. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for loss of business or good will or for the taking of Tenant's trade fixtures, if a separate award for such items is made to Tenant.

ARTICLE XVIII

HOLDING OVER

Should Tenant, or any of its successors in interest, hold over the Premises, or any part thereof after the expiration of the Lease Term, unless otherwise agreed in writing, such holding over shall constitute and be construed as tenancy from month to month only, at a Basic Rental equal to the Basic Rental payable for the last month of the term of this Lease plus fifty percent (50%) of such amount. The holding over by Tenant, or any of its successors, for any part of a month shall entitle Landlord to collect the Rent called for under this paragraph for the entirety of such month. The provisions of this paragraph shall not be construed as Landlord's consent for the Tenant to hold over.

ARTICLE XIX

TAXES ON TENANTS PROPERTY

Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand mat part of such taxes for which Tenant is primarily liable hereunder.

ARTICLE XX

EVENTS OF DEFAULT

The following events shall be deemed to be events of default by Tenant under this Lease:

(a)          Tenant shall fail to pay any of the Basic Rental, Additional Rent or any other sums due by Tenant to Landlord under this Lease, and such failure shall continue for a period often (10) days after written notice thereof to Tenant; provided, however, that if Landlord has given Tenant two (2) or more such notices in any twelve (12) month period, no further notice need be given for the 12-month period following the second notice, and Truant shall be in default under this Lease if Tenant fails to make any such payments within ten (10) days after same is due.

(b)          Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of Rent, and shall not cure such failure within thirty (30) days after written notice thereof to Tenant (or such longer time as may be reasonable if Tenant commences the cure of such default or breach within said thirty (30) day period diligently pursues the cure thereafter).

(c)          Tenant skill make an assignment for the benefit of creditors.

(d)          Tenant skill file a petition under any section or chapter of the United States Bankruptcy

Code, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder and such adjudication shall not be vacated or set aside within sixty (60) days.

(e)          A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant and such receivership shall not be terminated or stayed within sixty (60) days.

(f)           Tenant shall desert or vacate any substantial portion of the Premises for a period of ten (10) or more days; provided, however, vacation of the Premises shall not constitute an event of default hereunder if, and so long as, (i) Tenant provides Landlord at least sixty (60) days prior written notice of Tenant's intent to vacate, (ii) Tenant pays any additional insurance premiums which may result from such vacation, (iii) Tenant takes such action as Landlord may reasonably request to protect the Premises and Building from vandalism and trespass, and (iv) Tenant otherwise continues to observe and perform all Tenants obligations and covenants contained in this Lease.

(g)          If Tenant or a party that controls, is controlled by or is under common control with Tenant or any guarantor of this Lease is in possession of all or any portion of the premises described in that certain Industrial Lease Agreement (the  "Other Lease ") between Landlord and Tenant respecting certain premises lying within the Building and adjacent to the Premises and is in default under the terms of the Other Lease beyond any applicable notice and/or cure period.

ARTICLE XXI

LANDLORD'S REMEDIES

Upon the occurrence of any event of default specified in Article XX hereof, Landlord shall have the option to pursue any one or more of the following remedies without any further notice or demand whatsoever:

(a)          Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in Rent, enter upon and take possession and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, without being liable for prosecution or any claim for damages thereof; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including the loss of Rent for the remainder of the Lease Term.

(b)          Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim for damages therefor, and if Landlord so elects, relet the Premises on such terms as Landlord shall deem advisable and receive the Basic Rental thereof; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term.   The deficiency to be paid by Tenant to Landlord shall be the equivalent of the amount of the Basic Rental and Additional Rent which would be payable under this Lease by Tenant, less the net proceeds of any reletting effected pursuant to this subsection (b) after deducting all of Landlord's reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs and expenses of preparation of the Premises or any portion thereof, for such reletting. Landlord need not give Tenant any written notice whatsoever, other than that which is required by Article XX above, of Landlord's intent to take possession of the Premises and expel or remove Tenant.

(c)          Enter upon the Premises, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

(d)          At any time after an event of default, whether or not Landlord shall have collected any monthly deficiency as set forth in subsection (b) above, Landlord shall be entitled to recover from. Tenant and Tenant shall pay to Landlord, on demand, as and for final damages for Tenant's default, an amount equal to the difference between the then present worth of the aggregate of the Basic Rental and Additional Rent and any other charges to be paid by Tenant hereunder for the unexpired portion of the Lease Term (assuming this Lease had not been terminated), and the then present worth of the then aggregate reasonable fair market rent of the Premises for the same period. In computation of present worth, a discount at the rate of 6% per annum shall be employed.

No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous default Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of Rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this Lease for any default in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default including the cost of recovering the Premises and the loss of Rent for the remainder of the Lease Term. In case of Tenant's dispossession from the Premises, Landlord shall use commercially reasonable efforts to relet the Premises and to mitigate damages.

ARTICLE XXII

SURRENDER OF PREMISES

No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and subscribed by the Landlord.

ARTICLE XXIII

ATTORNEYS'FEES

If on account of any breach or default by either party of its respective obligations under this Lease it should be necessary or appropriate for the non-defaulting party to bring any action under this Lease or to enforce or defend any of the non-defaulting party's rights hereunder, men the defaulting party agrees hi each and any such case to pay to the non-defaulting party a reasonable attorneys' fee.

ARTICLE XXIV

RESERVED PARKING

Landlord shall reserve for the exclusive use of Tenant and its employees, agents and contractors seventeen (17) surface parking spaces in the areas depicted as the  "Reserved Parking Area " on Exhibit  "A-l ". Landlord shall not be liable to Tenant for the failure of any of other tenants of the Building, or such tenant's invitees, employees, agents or customers or other third parties to comply with the designation of Reserved Parking Area and the Trailer Parking Area, but shall upon request by Tenant use diligent, good faith efforts to cause such tenants, invitees, employees, agents, customers or other third parties to comply with same. It is understood that Landlord and its agents and employees shall not be liable for loss or damage to any vehicle parked by Tenant or under Tenant's rights herein and/or to the contents thereof, and Tenant waives any claim against Landlord for and in respect thereto, unless such loss or damage is caused by the acts or omissions of Landlord or Landlord's agents, contractors, invitees or employees.

Landlord shall have the right to close any portion of the parking facilities at the Property and deny access thereto in connection with any repairs as may reasonably be required, without liability, cost or abatement Except in the case of emergency repairs (or repairs which Landlord reasonably perceives to be an emergency), Landlord shall perform any scheduled repairs or replacements of the parking faculties in such a manner and at such dates and times so as to minimize any interference with Tenant's business operations in the Premises, and shall give Tenant not less than ten days prior written notice thereof.

ARTICLE XXV

MECHANICS LIEN

Tenant shall have no authority, express or implied, to create, place or allow any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the Rent payable hereunder for any claim in favor of any person dealing with Tenant including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right title and interest of the Landlord in the Premises or under the terms of this Lease.

ARTICLE XXVI

SIGNS

Tenant shall have the right to install signs upon the Premises only when first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, restrictions, regulations and other requirements. Tenant shall remove all such signs upon the expiration or other termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of any buildings or other improvements on the Premises, and Tenant shall repair any injury or defacement including without limitation discoloration, caused by such installation or removal.

ARTICLE XXVII

NOTICES

Each provision of this Lease, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

(a)          All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord in Dallas County, Texas, at 15601 Dallas Parkway, Suite 100, Addison, Texas 75001, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

(b)          Except as otherwise specifically set forth herein, any notice or document required to be delivered hereunder shall be in writing and shall be deemed received when delivered if sent by a recognized, commercial courier for same day delivery and shall be deemed received on the next business day if sent by a nationally recognized overnight courier (such as Federal Express or Purolator) with delivery specified for the next business day or two (2) business days after being deposited in the United States mail, postage prepaid, certified or registered mail, return receipt requested, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

LANDLORD:                  CP-Coppell Industrial, Ltd.

15601 Dallas Parkway, Suite 100

Dallas, Texas 75001

WITH COPY TO:             Stanley K. Barth

Andrews & Barth, P.C.

8235 Douglas Avenue, Suite 1120

Dallas, Texas 75225

WITH COPY TO:            The Chase Manhattan Bank

2200 Ross Avenue, Third Floor

Dallas, Texas 75201

TENANT:                       Aladdin Manufacturing Corporation

160 South Industrial Boulevard

Calhoun, Georgia 30701

Attention: Salvatore J. Perillo, Esquire

ARTICLE XXVIII

SEPARABILITY

If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid, or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

ARTICLE XXIX

QUIET ENJOYMENT

Provided Tenant has performed all of the terms, covenants, agreements and conditions of this Lease, including the payment of Rent to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereof, without hindrance from Landlord, subject to the Permitted Encumbrances and the terms and conditions of this Lease. Landlord covenants and warrants that Landlord is the true and lawful owner of the Premises (including, without limitation, the Common Areas), subject only to the Permitted Encumbrances and has good right and full power to let and lease the same.

ARTICLE XXX

EXISTENCE OF BROKER

Tenant represents and warrants that it has not contacted or dealt with any real estate broker or agent hi connection with the execution of this Lease other than Jackson & Cooksey (the  "Agent ") and Alliance Partners, Inc.  Landlord will be responsible for the payment of a commission to the Agent pursuant to a separate written agreement. Agent has acted in cooperation with Alliance Partners, Inc., and Agent shall pay Alliance Partners, Inc. a portion of the commission pursuant to a separate agreement between Agent and Alliance Partners, Inc. Landlord shall have fully discharged its obligations hereunder upon payment of a commission to Agent

Tenant agrees to indemnify and hold harmless Landlord against all liabilities and costs (including but not limited to attorney's fees) incurred by Landlord as a result of Tenant's breach of any covenant agreement warranty or representation contained in this Article XXX. Landlord warrants and represents to Tenant that except for the commission to be paid to Agent by Landlord, Landlord has not dealt with any other real estate broker or agent in connection with the execution of this Lease. Landlord hereby agrees to indemnify and hold Tenant fen* " from and against any and all costs, expenses (including attorneys' fees) incurred by Tenant as a result of Landlords breach of any covenant agreement warranty or representation contained in this Article XXX.

ARTICLE XXXI

TENANTS REMEDIES

In the event Landlord defaults in the performance of any of its obligations to Tenant hereunder, or breaches any warranty or representation, express or implied, to Tenant in connection with this Lease or the Premises, and such default or breach continues for a period of thirty (30) days following written notice thereof from Tenant to Landlord (or such longer time as may be reasonable if Landlord commences the cure of such default or breach within said 30 day period and diligently pursues the cure thereafter), then Tenant may, as it sole remedies (i) if the default relates to the Landlord's obligations (A) to complete  "punchlist " items pursuant to Article H, (B) as to the construction guaranty contained in Section 3.3 hereof, (C) under Section 8.1 hereof, or (D) to maintain the Common Area under Section 8.7 hereof, Tenant may take such action as is reasonably necessary to cure Landlord's default if Tenant includes in its written notice to Landlord a provision that Tenant will or may take such action,, (ii) bring suit against Landlord for damages or (iii) bring suit to specifically enforce Landlord's obligations under this Lease.  Further, if the default relates to Landlord's obligations under Section 8.1, Landlord shall pay the amount of Tenant's deductible (up to a maximum amount of $1,000.00) relating to Tenant's insurance claim for any damage to Tenant's contents. In the event Tenant cures such default by Landlord as provided in item (i), men Landlord will reimburse Tenant all reasonable costs and expenses incurred by Tenant in curing Landlord's default. Notwithstanding the foregoing provisions, if Landlord has failed to maintain the roof as required by Section 8.1 and the contents of the Premises are in imminent danger of damage due to water leaking or other elements, then Tenant may cure Landlord's obligations if Landlord fails to commence the cure thereof within twenty-four (24) hours following Tenant's notice to Landlord. Except as otherwise expressly provided for herein, Tenant shall have no right of set-off against payments due to Landlord hereunder and shall have no right to terminate this Lease, and Tenant hereby waives such remedies. It is expressly agreed that the obligations of Landlord hereunder are independent of Tenant's obligations. Landlord shall have no personal liability to Tenant for any such default or breach by Landlord, and have no personal liability to Tenant for any such default or breach by Landlord, and Tenant specifically agrees to look solely to Landlord's interest in the Building and the Land situated thereunder for payment of any damages suffered by Tenant. Pending resolution of any controversy hereunder (as evidenced by a final, nonappealable order issued by a court of competent jurisdiction), Tenant shall continue to pay to Landlord all sums which are and become due to Landlord hereunder, without deduction or set-off. Following a final, nonappealable order issued by a court of competent jurisdiction evidencing a monetary sum owed by Landlord to Tenant, Tenant may offset the amount owed by Landlord from the Basic Rental owed by Tenant to Landlord; provided, however, the amount of offset each month shall in no event exceed twenty percent (20%) of the installment of Basic Rental due that month, unless the aggregate amount to be offset exceeds the total Basic Rental to accrue for the remainder of the Lease Term, in which event the monthly limitation as to the amount which may be offset shall be limited to the total amount owing by Landlord to Tenant divided by the number of months remaining during the Lease Term, Any sums owed by Landlord to Tenant shall bear interest at the Maximum Rate. Subject to the limitations contained in the following paragraph of this Article XXXI, Tenant shall at all times have the right of levy with respect to any judgment it obtains against Landlord. Tenant hereby expressly waives and disclaims any lien or claim which Tenant has or may have in and to any property belonging to the Landlord or on the Rent due to the Landlord under this Lease.

The term  "Landlord, " as used in this Lease so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Premises, and in the event of any transfer or transfers or conveyance of the Premises and this Lease and the assumption by the transferee of Landlord's obligations hereunder, the then grantor shall be automatically freed and relieved from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed (but not as to matters theretofore occurring), provided that any funds in the hands of such landlord or the then grantor at the time of such transfer, in which Tenant has an interest shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provision of this Lease shall be paid to Tenant The covenants and obligations contained in this Lease on the part of Landlord shall, subject to the aforesaid, be binding on Landlord's successors and assigns, during and in respect of their respective successive periods of ownership. If Landlord fails to perform any of its obligations under this Lease and Tenant recovers a money judgment against Landlord, such judgment may be satisfied only out of (i) proceeds produced upon execution of such judgment and levy thereon against Landlord's interest in the Property and improvements thereon, (ii) the rents or other income from the Property receivable by Landlord, and (iii) if Landlord's failure of performance is in respect of any covenant or obligation under Articles XVI or XVII, Landlord's share of any condemnation award and the proceeds of any casualty insurance maintained by Landlord in respect of the Property. The foregoing provisions shall not relieve Landlord from the performance of any of Landlord's obligations under this Lease, but only to limit Landlord's liability in the case of the recovery of a monetary judgment against it nor shall the foregoing provisions limit or otherwise affect Tenant's right to obtain injunctive relief or specific performance or avail itself of any other right or remedy that this Lease or the law may accord Tenant.

ARTICLE XXXII

ESTOPPEL CERTIFICATES

Landlord and Tenant agree to furnish from time to time when requested by the other, a signed certificate confirming and containing such factual certifications and representations reasonably deemed appropriate by the party requesting such certificate, and shall, within thirty (30) days following receipt of said proposed certificate and request for execution, return a folly executed copy of said certificate to the requesting party. In the event the party being requested to execute such certificate shall fail to return a fully executed copy of such certificate to the other party within the foregoing thirty (30) day period, then the party being requested to execute such certificate shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate.

ARTICLE XXXIII

NOTICE TO LENDER

If the Premises or the Building or any part thereof are at any time subject to a first mortgage or a first deed of trust or other similar instrument and this Lease or the rentals are assigned to a mortgagee, trustee or beneficiary and the Tenant is given written notice thereof, including the post office address of such assignee, then the Tenant shall not take any action on account of any default on the part of the Landlord that would bind or affect said assignee without first giving written notice by certified or registered mail, return receipt requested, or by personal or courier delivery or as otherwise provided for in the Non-Disturbance Agreement to such assignee, specifying the default in reasonable detail, and affording such assignee a reasonable opportunity to perform, at its election, for and on behalf of the Landlord.

ARTICLE XXXIV

LANDLORD APPROVALS

Any approval by Landlord or Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications which are prepared in connection with any construction of improvements in the Premises shall not hi any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as may be required hereunder in connection with Tenant's construction of improvements in the Premises in accordance with such drawings, plans and specifications. Landlord shall be responsible for the payment of any drawings, plans and specifications which are prepared by or on behalf of Landlord.

ARTICLE XXXV

JOINT AND SEVERAL LIABILITY

If there be more than one Tenant the obligations hereunder imposed upon Tenant shall be joint and several.  If there be a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against the Tenant hereunder before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

ARTICLE XXXVI

GENDER

Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

ARTICLE XXXVII

CAPTIONS

The captions contained in this Lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this Lease.

ARTICLE XXXVIII

ENTIRE AGREEMENT; AMENDMENTS; BINDING EFFECT

Neither party to this Lease has made or relied on any representations, warranties, covenants or agreements with respect to the Premises or any other matters affecting or relating to this Lease except as contained herein and this Lease supersedes and replaces any prior representations, warranties, covenants or agreements, whether written or oral, which may have been made by either party with respect to the Premises or other matters contained in this Lease. This Lease contains the entire agreement between the parties hereto with respect to the Premises and all other matters contained in this Lease and this Lease may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof.  The terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

ARTICLE XXXIX

GOVERNING LAW AND PLACE OF PERFORMANCE

This Lease shall be governed by the laws of the State wherein the Land is located. Tenant shall perform all covenants, conditions and agreements contained herein, including but not limited to payment of Rent in Dallas County, Texas.

ARTICLE XL

GOOD STANDING/DUE AUTHORIZATION

Contemporaneous with the execution of this Lease, Tenant shall provide to Landlord the following:

(a)                 A copy of Tenant's Good Standing, or similar certificate, issued by the Secretary of State of the state of Tenant's incorporation; and

(b)                (b)          A copy of the appropriate corporate resolutions, certified by the secretary or the assistant secretary of the Tenant evidencing the authorization of the Tenant to execute this Lease.

In the event a guaranty agreement is executed with respect to this Lease, Tenant shall additionally provide to Landlord, contemporaneous with the execution of this Lease, the items listed above for the guarantor.

ARTICLE XLI

FINANCIAL STATEMENTS

Within fifteen (15) days following Landlord's written request Tenant will provide to Landlord the most current annual report (including financial statements) of Mohawk Industries, Inc. Landlord may disclose and share such annual reports (including financial statements) (i) with Landlord's advisors; attorneys; consultants; and lenders, investors and purchasers (as well as prospective lenders, investors and purchasers) and (ii) as required by any applicable law, rule, regulation or order.

ARTICLE XLII

MEMORANDUM OF LEASE

Upon not less than ten (10) days prior written request by either party, the parties hereto agree to execute and deliver to each other a Memorandum of Lease, in recordable form, setting forth the following:

(a)          The date of this Lease;

(b)          The parties of this Lease;

(c)          The term of this Lease;

(d)          The legal description of the Land; and

(e)          Such other matters reasonably requested by Landlord to be stated therein.

ARTICLE XLIII

RENEWAL OPTION

Landlord hereby grants Tenant (but no assignee or subtenant) one (1) option to renew this Lease for a period extending sixty-four (64) months following the Commencement Date. The renewal option shall be exercised by Tenant notifying Landlord thereof in writing not less than two hundred forty (240) days prior to the expiration of the then current lease term, as the case may be. Such renewal shall be subject to all of the terms and conditions of this Lease except that (i) the rentals payable during each renewal term shall be as set forth below and (ii) no further renewal option shall exist daring the renewal term. It shall be a condition to Tenant's exercising the renewal option herein granted that Tenant not be then in default under this Lease beyond any applicable notice and cure period.

  The Basic Rental for each renewal term shall be based on the then prevailing rental rates for properties of equivalent quality, size, utility and location in the Dallas/Forth Worth market with the length of the lease term and the creditworthiness of the Tenant taken into account; provided, however, that in no event shall the Basic Rental in any renewal period be less than the Basic Rental for the last month immediately preceding said renewal period.

  .Upon notification from Tenant of its intent to exercise each renewal option, Landlord shall, within fifteen (15) days thereafter, notify Tenant in writing of the Basic Rental for the applicable renewal term; Tenant shall, within fifteen (15) days following receipt of same, notify Landlord in writing of the acceptance or rejection of the proposed Basic Rental. In the event of rejection by Tenant the Basic Rental for the applicable renewal term shall be determined as follows:

(a)          Within fifteen (15) days following notification of rejection, Landlord and Tenant shall each select an arbitrator who shall be a Licensed Texas real estate broker having a minimum of five (5) years experience in leasing industrial space and being a member of the North Chapter of the Texas Society of Office and Industrial Realtors (or its successor organization). Notice shall be given to the other party of the name of the arbitrator selected. If either Landlord or Tenant fails to appoint such an arbitrator within the allocated time, the arbitrator appointed by the other party shall make the determination of the Basic Rental and this determination shall be final and binding on both parties.

(b)          If both Landlord and Tenant appoint an arbitrator in accordance with the provisions above and the two arbitrators cannot agree upon a Basic Rental for the renewal term within thirty (30) days following their appointment, the two arbitrators shall forthwith select a third disinterested and qualified arbitrator having like qualifications and each of the original arbitrators will immediately submit his or her judgment as to the appropriate Basic Rental in writing to the third arbitrator. Within ten (10) days after such submittal, the third arbitrator shall make the determination of the Basic Rental for such renewal period and the determination of the third arbitrator shall be final and binding on both parties. In the event the two arbitrators appointed by the Tenant and Landlord cannot agree upon a third arbitrator, then the third arbitrator shall be appointed by the then President of the North Chapter of the Texas Society of Office and Industrial Realtors (or its successor organization).   The Basic Rental agreed to by the two appointed arbitrators or, if applicable, the Basic Rental determined by the third arbitrator shall be final and binding upon the parties hereto. Landlord and Tenant shall each bear the expense of their arbitrator and the expense of a third arbitrator, if needed, shall be shared equally by both parties.

In the event Tenant does not exercise the renewal option granted herein, Tenant will reimburse Landlord for all costs and expenses incurred by Landlord in closing all doorway openings and otherwise securing and completing the installation of the demising wall between the Premises and the leased premises which are the subject of the Other Lease.

ARTICLE XLIV

GENERAL PROVISION

(a)          Landlord shall be responsible for and shall pay according to law any transfer or conveyance taxes or for any documentary stamps, if any, required to be paid in connection with the making of this Lease or the recordation of a memorandum hereof.

(b)          Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, there shall be excluded from, the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of the party required to take such action; however, there shall be no extension for the payment of any monetary sums, nor shall any such matter extend any of the time periods provided in Article XLIII hereof.

(c)          Except as otherwise expressly provided in this Lease to the contrary, any consent or approval required to be given or obtained hereunder by either party shall not be unreasonably withheld, delayed or conditioned by either party hereto, and any exercise of discretion to be made hereunder by either party shall be reasonably made without undue delay. Any matter that is described herein to be to a parry's satisfaction shall be to such party's reasonable satisfaction.

[Signatures on following page)

Executed by Landlord to be effective as of the 13th day of March, 2002.

LANDLORD:

CP-COPPELL INDUSTRIAL, LTD.,

a Texas limited partnership

By:       Champion-Coppell Industrial, Ltd.,

a Texas limited partnership,

its General Partner

By:        Coppell-Champion, Inc.,

a Texas corporation,

its General Partner By Jeffrey L. Swope, President

Executed by Tenant to be effective as of the 12th day of March, 2002.

TENANT:

ALADDIN MANUFACTURING CORPORATION,

a Delaware corporation

Printed Name:Salvatore J. Perillo_

Title:Asst Secretary

EXHIBIT  "A "

LAND

LEGAL DESCRIPTION

Being a 100.0 acre tract of land out of the S.A. and M.G. R.R. survey, Abstract No. 1439, in Dallas, Texas and also being the same tract of land described in a Deed to Coppell Industrial N.V., a Netherlands Antilles corporation and recorded in Volume 82071, Page 1061, Deed Records, Dallas County, Texas and being more particularly described by metes and bounds as follows:

Beginning at a fence post found for the Northeast corner of the herein described tract also being the Southeast corner of a tract of land described in a Deed of Sunbelt Business Center and recorded in Volume 80151, Page 892, said Deed Records. Said fence post is in the West right-of-way of an abandoned Cotton Belt Railroad Spur;

Thence S 00 04'53 " W, with the abandoned railroad spur right-of-way, at 1,716.43 feet pass a fence corner and continue generally with the fence a total distance of 1,887.36 feet to a capped 5/8 inch iron found;

Thence S 11 37'29 " E, 151.76 feet continuing with the abandoned spur right-of-way and generally along fence to a capped 5/8 inch iron found;

Thence S 00 13'29 " E, 193.47 feet continuing with the abandoned spur right-of-way and generally along fence to a capped 5/8 inch iron found in the Northerly right-of-way line of Bethel School Road (County Road No. 23);

Thence along the Northerly right-of-way line of Bethel School Road and generally along a fence the following courses and distances:

N 88 06'36 " W, 97.63 feet to a capped 5/8 inch iron found;

N 83 45'02 " W, 119.01 feet to a capped 5/8 inch iron found;

N 81 34'41 " W.417.48 feet to a capped 5/8 inch iron found;

S 89 26'52 " W, 1,406.39 feet to a capped 5/8 inch iron found for the Southwest comer of this tract and the Southeast comer of 236.956 acre tract described in a Deed to Ward Hunt and recorded in Volume 82071, Page 1167, said Deed Records;

Thence N QQ 35'58 " W, 2,139.20 feet leaving the right-of-way line of Bethel School Road and with the Easterly line of said Hunt tract to a 5/8 inch iron pin with cap stamped  "Carter & Burgess ", set in an old fence line and in the Southerly line of said Sunbelt Business Center tract;

Thence N 89 14'54 " E, 2,029.08 feet with the Southerly line of said Sunbelt Business Center tract to the point of beginning and containing 100.0 acres of land.

EXHIBIT  "A-l "

FLOORPLAN

RESERVED

PARKING

AREA

n

SITE PLAN

HOKTM

EXHIBIT  "B "

PERMITTED ENCUMBRANCES

1.    Deed of Trust from CP-COPPELL INDUSTRIAL, LTD., a Texas limited partnership to DAVID MENDEZ, Trustee, dated 10/13/2000, filed 10/18/2000, in Volume 2000203, Page 5383, Deed Records, Dallas County, Texas, securing two (2) notes in the principal sums of $13,075,000.00, and $2,200,000.00, payable to THE CHASE MANHATTAN BANK, and securing other indebtedness as described therein.

2.    Financing statement executed by CP-COPPELL INDUSTRIAL, LTD. as debtor, in favor of THE CHASE MANHATTAN BANK as secured party, filed 10/18/2000, in Volume 2000203, Page 5396, Deed Records, Dallas County, Texas.

3.    30* building line, 24* fire lane, 10' landscape areas, 10' gas easement, 15' electric easement, 15' gas and electric easement, 20* x 20* water easements and 20' common access and private utility easement as shown on the plat recorded in Volume 2000200, Page 00669, Map Records of Dallas County, Texas, and as shown on survey of Charles F. Stark, R.P.L.S. 5084, dated 08/28/2000.

4.    Easement Agreement dated January 1, 2001, granting to the City of Coppell easements for construction, access and construction recorded in Volume 2001026, Page 03950, Deed Records, Dallas County, Texas.

5.    Drainage Easement Agreement dated January 1, 2001, in Volume 2001026, Page 03904, Deed Records, Dallas County, Texas

6.    Easement and Right of Way in favor of TXU Gas Company, dated August 31, 2001, in Volume 2001209, Page 03308, Deed Records, Dallas County, Texas

EXHIBIT  "C "

DESIGN CRITERIA

Initial Lease Premises Dimension:	100,000 square feet - 250' x 400'
Office Area:	Provide new office storefront windows and entrance complete with stairs, handrails and men's and women's restrooms. Storefront windows shall be secured by temporary plywood covering.
Automobile Parking:	Provide new parking area for 17 automobile spaces adjacent to new office entrance.
Trailer Storage:	None provided
Dock Configuration:	Single sided dock with total of twenty (20) existing overhead doors 48 " Dock height with a truck court depth of 130'.

Twenty (20) typical overhead doors

The truck doors shall be typically non-insulated 9' x 10', 20-

gauge, sectioned vertical lift doors as manufactured by Windsor Company.

Dock Equipment:	Five (5) overhead doors will be provided w/30,000 lb. Levelers, Rite Kite or Tenant approved equal and four (4) edge of dock plates (location to be mutually agreed upon). Dock lights with quadplex outlets and steel pipe bollards will be provided a each overhead door.
Existing Sprinkler System:	75 psi minimum ESFR system without in-rack sprinkler system.
Battery Charging:	None provided.
Electrical:	Provide a 277/480 v disconnect and meter to meet electrical requirements.
Existing Roof:	Roofing is a Carlisle 10-year bondable, single ply 45 mil mechanically fastened EPDM membrane system.
Existing Smoke/Heat Evacuation:	Three air changes per hour.
Lighting:	Provide one 1,000 watt, metal halide fixture per 1,500 square feet of warehouse area. Premium for 25 footcandles average with a minimum of 20 footcandles at 36* above floor level lighting to be designed around storage and rack plan submitted by Mohawk to be paid by Mohawk.
Security:	Complete fire alarm system as required by code.
Walls:	Interior demising wall shall be two hour rated gypsum board assembly on steel stud framing. Joints shall be fire taped. Tilt up wall shall be caulked on both sides. The exterior side of the panels have been painted.
Existing Exterior Lighting:	The dock side of the building has been provided with 400 watt, metal halide wall pak fixtures on 100' centers at 24' above dock paving.
Other Tenant Allowance:	Mohawk will be provided an additional allowance of $40,000 to be used as part of the finish-out to the space.

PLANS AND SPECIFICATIONS

GUARANTEE

This is a guarantee of an Industrial Lease Agreement dated as of March 13,2002 (the  "Lease "), by and between CP-COPPELL INDUSTRIAL, LTD., a Texas limited partnership, hereinafter called  "Landlord ", and ALADDIN MANUFACTURING CORPORATION, a Delaware corporation, hereinafter called  "Tenant " respecting approximately 100,000 square feet of space within a certain building situated in Dallas County, Texas.

  FOR VALUE RECEIVED, and in consideration for, and as an inducement to Landlord to enter into the foregoing Lease, the undersigned hereby jointly and severally (if more than one) guarantee to Landlord and its successors and assigns the payment of all rentals specified thereunder and all other payments to be made by Tenant under the Lease, and the full performance and observance by Tenant of all the terms, covenants, conditions and agreements therein provided to be performed and observed by Tenant for which each of the undersigned shall be jointly and severally liable with Tenant, without requiring any notice of nonpayment, nonperformance or nonobservance, or proof of notice or demand, whereby to charge the undersigned, all of which each of the undersigned does hereby expressly waive, and each of the undersigned expressly agrees that the Landlord and its successors and assigns may proceed against the undersigned separately or jointly, before, after or simultaneously with the proceedings against Tenant for default, and that this Guarantee shall not be terminated, affected or impaired in any way or manner whatsoever by reason of the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease, or by reason of summary or other proceedings against Tenant, or by the omission of Landlord to enforce any of its rights against Tenant or by reason of any extensions of time or indulgences granted by Landlord to Tenant. Each of the undersigned further covenants and agrees (i) that the undersigned will be bound by all of the provisions, terms, conditions, restrictions and limitations contained in the Lease, the same as though the undersigned was named therein as Tenant; and (ii) that this Guarantee shall be absolute and unconditional and shall remain and continue in full force and effect as to any renewal, extension, amendment, addition, assignment, sublease, transfer or other modification of the Lease, whether or not the undersigned shall have any knowledge or have been notified of or agreed or consented to any such renewal, extension, amendment, addition, assignment, sublease, transfer or other modification of the Lease; however, the undersigned shall not be bound by any and all modifications to the Lease which are not consented to in writing by the undersigned. If Landlord at any time is compelled to take any action or proceeding in court or otherwise to enforce or compel compliance with the terms of mis Guarantee, each of the undersigned shall, in addition to any other rights and remedies to which die Landlord may be entitled hereunder or as a matter of law or in equity, be obligated to pay all costs, including attorneys' fees, incurred or expended by Landlord in connection with any enforcement by Landlord if Landlord is successful in enforcing or compelling compliance of any of the terms of this Guarantee. Further, each of the undersigned hereby covenants and agrees to assume the Lease and to perform all of the terms and conditions thereunder for the balance of the original term should the Lease be disaffirmed by any Trustee in Bankruptcy for Tenant All obligations and liabilities of the undersigned pursuant to this Guarantee shall be binding upon the heirs, legal representatives, successors and assigns of each of the undersigned, and each of the undersigned and its heirs, legal representatives, successors and assigns shall remain fully liable under die Lease and this Guarantee regardless of any merger, corporate reorganization or restructuring involving Tenant regardless of the resulting organization, structure or ownership of Tenant. This Guarantee shall be governed by and construed in accordance with the laws of the State of Texas.

Each of the undersigned hereby unconditionally consents and agrees that any legal action brought under this Guarantee may be brought in any State Court of the State of Texas, or in a Federal United States Court in Texas and each of the undersigned hereby unconditionally consents to the jurisdiction of such courts in connection with any cause of action brought by or against Tenant and/or Guarantors) in any way directly or indirectly related to the Lease or this Guarantee.

This Guarantee shall be enforceable against each person signing this Guarantee, even if only one person signs and regardless of any failure of other persons to sign this Guarantee. If there be more man one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several, in each and every particular and shall be fully binding upon and enforceable against either, any or all of the undersigned. Further, the liability of each of the undersigned shall not be affected or impaired by any lull or partial release of, settlement with, or agreement not to sue, Tenant or any other guarantor or other person liable in respect of the Lease, which Landlord is expressly authorized to do, omit or suffer from time to time, without notice to or approval by any of the undersigned. The singular herein shall include the plural and the plural shall include the singular when referring to the undersigned.

At any time that Tenant is required to furnish a certificate pursuant to the Lease, each of the undersigned, by guarantying the terms and conditions of the Lease, agree that such Guarantor, upon thirty (30) days prior written request to Tenant, shall certify (by written instrument, duly executed, acknowledged and delivered to Landlord and to any third person designated by Landlord in such request) whether such person concurs with the statements set forth in said certificate by Tenant (and, if not, identifying specifically the items or matters to which such Guarantor does not concur) and that the guarantee of such person remains in full force and effect as to all obligations of Tenant under the Lease. Failure to deliver such certificate to Landlord (and any such designated third party) within such thirty (30) day period shall constitute automatic approval of the requested certificate as though such certificate had been fully executed and delivered by such Guarantor to Landlord and such designated third party.

  Within fifteen (15) days following Landlord's written request, Guarantor will provide to Landlord Guarantor's most current annual report (including financial statements). Landlord may disclose and share such annual reports (including financial statements) (i) with Landlord's advisors; attorneys; consultants; and lenders, investors and purchasers (as well as prospective lenders, investors and purchasers) and (ii) as required by any applicable law, rule, regulation or order.

IN WITNESS WHEREOF, the undersigned have set their hands to four (4) original counterparts of this Guarantee as of the 13th day of March, 2002.

GUARANTOR:

MOHAWK INDUSTRIES, INC.,

A Delaware corporation

By:Salvatore Perillo

Printed Name:

Title:Asst. Secretary
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